EXECUTION
                                                                         12/6/99





                              AMENDED AND RESTATED

               MORTGAGE WAREHOUSING LOAN AND SECURITY AGREEMENT

                         dated as of December 6, 1999

                                      among

                        AMERICAN HOME MORTGAGE CORP.,

                                   as Borrower

                                       and

                    THE BANKING INSTITUTIONS NAMED HEREIN,

                                    as Banks

                          FIRST UNION NATIONAL BANK,

                                    as Agent

                                   $60,000,000

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

Section 1.01  Definitions....................................................2
Section 1.02  Accounting Terms..............................................12
Section 1.03  Computation of Time Periods...................................12
Section 1.04  Rules of Construction.........................................12


                                   ARTICLE II

                                      LOANS

Section 2.01  The Commitment................................................12
Section 2.02  The Loans.....................................................12
Section 2.03  Advance Rates.................................................13
Section 2.04  Notice and Manner of Borrowing................................14
Section 2.05  Payment of Principal..........................................15
Section 2.06  Interest......................................................15
Section 2.07  Notes.........................................................15
Section 2.08  Mandatory Prepayment..........................................16
Section 2.09  Fees..........................................................16
Section 2.10  Method of Payment of Interest and Fees........................17
Section 2.11  Use of Proceeds...............................................17
Section 2.12  Reliance Upon Instructions....................................17
Section 2.13  Reduction and Termination of Commitment.......................17


                                   ARTICLE III

                                   COLLATERAL

Section 3.01  Security Interest.............................................18
Section 3.02  Security Interest in Mortgage-backed Securities...............19
Section 3.03  Responsibility for Collateral.................................19
Section 3.04  Representations and Warranties Concerning Collateral..........19
Section 3.05  Release of Security Interest..................................21
Section 3.06  Covenants and Agreements Concerning Collateral................21
Section 3.07  List of Qualified Investors...................................22
Section 3.08  Uniform Commercial Code Financing Statements..................23
Section 3.09  Collection Rights.............................................23
Section 3.10  Attorney-in-Fact..............................................23

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Section 3.11  Borrower Remains Liable.......................................24


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

Section 4.01  Conditions Precedent to Initial Loan..........................24
Section 4.02  Conditions Precedent to All Loans.............................26
Section 4.03  Loan Requests for Loans to Fund Mortgage Loans................26
Section 4.04  Disbursing Loans..............................................27
Section 4.05  Wet Mortgage Loan Closings....................................27
Section 4.06  Qualified Investor Requirements; Other Approvals..............29
Section 4.07  Temporary Release of Collateral Documents; Delivery of
               Collateral Documents.........................................29
Section 4.08  Deemed Representation.........................................30


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

Section 5.01  Formation, Good Standing and Due Qualification................30
Section 5.02  Power and Authority; No Conflicts.............................30
Section 5.03  Legally Enforceable Agreements................................31
Section 5.04  Litigation....................................................31
Section 5.05  Financial Statements..........................................31
Section 5.06  Ownership and Liens...........................................31
Section 5.07  Taxes.........................................................31
Section 5.08  ERISA.........................................................31
Section 5.09  Subsidiaries..................................................32
Section 5.10  Operation of Business; Prior or Existing Restrictions, Etc....32
Section 5.11  No Default on Outstanding Judgments or Orders.................32
Section 5.12  No Defaults on Other Agreements...............................32
Section 5.13  Labor Disputes and Acts of God................................32
Section 5.14  Partnerships..................................................33
Section 5.15  Environmental Protection......................................33
Section 5.16  Management of Borrower........................................33
Section 5.17  Compliance with Laws..........................................33
Section 5.18  Solvency......................................................33


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

Section 6.01  Maintenance of Existence......................................34
Section 6.02  Conduct of Business...........................................34
Section 6.03  Maintenance of Properties.....................................34

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Section 6.04  Maintenance of Records........................................34
Section 6.05  Maintenance of Qualification with Agencies....................34
Section 6.06  Maintenance of Insurance......................................34
Section 6.07  Compliance with Laws..........................................34
Section 6.08  Right of Inspection...........................................34
Section 6.09  Reporting Requirements........................................35
Section 6.10  Compliance With Environmental Laws............................37
Section 6.11  Agency and Take-Out Commitments...............................37
Section 6.12  Taxes.........................................................38
Section 6.13  ERISA.........................................................38
Section 6.14  Year 2000 Compliance..........................................38


                                   ARTICLE VII

                               NEGATIVE COVENANTS

Section 7.01  Liens.........................................................39
Section 7.02  Debt..........................................................40
Section 7.03  Mergers, Etc..................................................40
Section 7.04  Leases........................................................40
Section 7.05  Sale and Leaseback............................................41
Section 7.06  No Dividends..................................................41
Section 7.07  Management of the Borrower....................................41
Section 7.08  Sale of Assets................................................41
Section 7.09  Investments...................................................41
Section 7.10  Financial Hedge Instruments...................................41
Section 7.11  Guaranties, Etc...............................................41
Section 7.12  Transactions With Affiliates..................................42


                                  ARTICLE VIII

                               FINANCIAL COVENANTS

Section 8.01  Financial Covenants...........................................42


                                   ARTICLE IX

                                EVENTS OF DEFAULT

Section 9.01  Events of Default.............................................42
Section 9.02  Remedies......................................................44
Section 9.03  Application of Proceeds.......................................45
Section 9.04  The Agent May Perform.........................................45
Section 9.05  The Agent's Duties With Respect to Collateral.................45
Section 9.06  Continuing Security Interest; Transfer of Note................46

                                    ARTICLE X

                                    THE AGENT

Section 10.01 Appointment and Authorization.................................46
Section 10.02 General Immunity..............................................46
Section 10.03 Consultation with Professionals...............................46
Section 10.04 Documents.....................................................46
Section 10.05 Delivery of Collateral Reports................................47
Section 10.06 Rights as a Bank..............................................47
Section 10.07 Responsibility of the Agent...................................47
Section 10.08 Action by the Agent...........................................47
Section 10.09 Notices of Event of Default, Etc..............................47
Section 10.10 Indemnification of the Agent..................................47
Section 10.11 Resignation or Replacement of the Agent.......................48


                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.01 No Waiver; Cumulative Remedies................................48
Section 11.02 Set-Off; Disproportionate Payments............................48
Section 11.03 Amendments....................................................49
Section 11.04 Arbitration...................................................49
Section 11.05 Exchange of Information among Banks...........................50
Section 11.06 Costs and Expenses; Indemnification...........................50
Section 11.07 Binding Effect; Assignment; Participation.....................51
Section 11.08 Chance in Laws; Increased Costs...............................51
Section 11.09 Notices.......................................................52
Section 11.10 Usury.........................................................52
Section 11.11 Nature of the Banks' Obligations..............................53
Section 11.12 Nature of the Borrower's Obligations..........................53
Section 11.13 Table of Contents; Headings...................................53
Section 11.14 Severability..................................................53
Section 11.15 Counterparts..................................................53
Section 11.16 Integration...................................................53
Section 11.17 GOVERNING LAW.................................................53
Section 11.18 JURISDICTION; IMMUNITIES......................................53
Section 11.19 WAIVER OF JURY TRIAL..........................................54

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



EXHIBITS

Exhibit 1.01-a Borrowing Base Certificate (Warehouse Loans) Exhibit 1.01-c Wet Closing Agreement Exhibit 1.01-e Note Assignment Agreement Exhibit 2.07 Form of Note Exhibit 4.01(9) Form of Opinion of Counsel to Borrower Exhibit 4.01(10) Guaranty Exhibit 4.03 Description of Collateral Documents Exhibit 4.07 Form of Trust Receipt

SCHEDULES

Schedule A        Non-Conforming Credit Underwriting Criteria
Schedule B        List of Qualified Investors as of the Closing Date
Schedule D        Monthly   Report  of   Computation  of  Borrowing  Base  and
                    Availability of Warehouse Loans
Schedule 5.05     Material Liabilities of Borrower
Schedule 5.09     Shareholders of Borrower
Schedule 5.14     Partnerships of Borrower
Schedule 5.16     Management of Borrower
Schedule 7.02     Debt of Borrower

                                      -v-

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            AMENDED AND RESTATED MORTGAGE WAREHOUSING LOAN AND SECURITY
AGREEMENT dated as of December 6, 1999 among AMERICAN HOME MORTGAGE CORP. ("Borrower") with its principal place of business at 12 East 49th Street, New York, New York 10017, and FIRST UNION NATIONAL BANK, a national banking association with offices at 1 First Union Center, 301 South College Street, TW-9, Charlotte, North Carolina 28288-0610 ("First Union"), and the banks set forth on the signature pages hereof or joining herein (First Union and the other banks party hereto are each sometimes referred to herein individually as a "Bank" and collectively as the "Banks"), and First Union, as Agent (the "Agent"), for the benefit of the Banks.

            The Borrower desires that the Banks extend credit as provided herein, and the Banks are prepared to extend such credit pursuant to the terms hereof. Accordingly, the Borrower and the Banks agree as follows:

            WHEREAS, the Borrower engages in the business of origination, purchase and sale of Mortgage Loans; and

            WHEREAS, the Borrower and First Union are parties to that certain Mortgage Warehousing Loan and Security Agreement dated as of December 8, 1998 (the "Existing Credit Agreement") pursuant to which First Union agreed to lend to the Borrower an aggregate amount not to exceed Fifty Million Dollars ($50,000,000) outstanding at any time and as amended from time to time; and

            WHEREAS, the Existing Credit Agreement is being amended and replaced in its entirety by this Agreement, pursuant to which the Banks agree on a several basis, subject to the terms and conditions hereof, to lend to the Borrower a credit facility of up to Sixty Million Dollars ($60,000,000) outstanding at any time, in order to finance its origination or purchase of Mortgage Loans pending sale to investors;

            WHEREAS, the Banks are willing, subject to the terms and conditions of this Agreement, to make advances to the Borrower, up to the maximum amount of the Commitment, with the Borrower's obligations for repayment to be secured, as hereinafter described, by Mortgage Loans; and

            WHEREAS, this Agreement amends and restates in its entirety the Existing Credit Agreement, provided, that this Agreement shall not constitute a novation and shall not be deemed to have extinguished or discharged the indebtedness and obligations of the Borrower under the Existing Credit Agreement, or any collateral security therefor, all of which shall continue under and be governed by this Agreement and the other documents and agreements executed in connection herewith.

            NOW, THEREFORE, in consideration of the promises and the agreements hereinafter set forth and of each advance made by the Banks to the Borrower, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

            Section 1.01 Definitions. As used in this Agreement, the following terms have the following meanings (terms defined in the singular are to have a correlative meaning when used in the plural and vice versa):

            "Advance Account" shall have the meaning specified in the Custodial Agreement.

            "Affiliate" means, with respect to the Borrower, any Person:

            (a) which directly or indirectly Controls, or is Controlled by, or is under common Control with the Borrower;

            (b) which directly or indirectly beneficially owns or holds ten percent or more of any ownership interest in the Borrower; or

            (c) ten percent or more of the ownership interest of which is directly or indirectly beneficially owned or held by the Borrower.

            "Aged Mortgage Loan Inventory" means Mortgage Loans which have been pledged as Collateral hereunder for a period greater than ninety (90) days but not more than one hundred twenty (120) days.

            "Aged Mortgage Loan Inventory Sublimit" means Six Million Dollars ($6,000,000).

            "Agencies" means FNMA or FHLMC.

            "Agent" is the entity specified in the first paragraph of this Agreement as well as any successors to or assigns of such entity.

            "Agreement" means this Amended and Restated Mortgage Warehousing Loan and Security Agreement, as amended, supplemented or modified from time to time.

            "Approved Custodian" means a Person acceptable to the Agent from time to time in its sole discretion, who possesses Mortgage Loans that secure Mortgaged-backed Securities.

            "Assignee" has the meaning specified in Section 11.07(b).

            "Base Rate" means the Corporate Base Rate plus 1.50% per annum.

            "Borrowing Base" means, as of the date of determination, the Collateral Value of Eligible Mortgages for all Eligible Mortgage Loans; provided, however, in no event will the Collateral Value of Eligible Mortgages include (a) Wet Mortgage Loans to the extent that they aggregate in excess of the Wet Mortgage Loan Sublimit, (b) Non-Conforming Mortgage Loans to the extent that they aggregate in excess of the Non-Conforming Mortgage Loans Sublimit,

(c) Aged Mortgage Loan Inventory to the extent that it aggregates in excess of the Aged Mortgage Loan Inventory Sublimit, and (d) Eligible Repurchase Mortgage Loans to the extent that they aggregate in excess of the Eligible Repurchase Mortgage Loan Sublimit.

            "Borrowing Base Certificate" means a Certificate in the form of
Exhibit 1.01-a or 1.01-b hereto, properly completed, executed and delivered to the Agent and the Banks.

            "Business Day" means any day on which commercial banks are not authorized or required to close in the Commonwealth of Pennsylvania or the State of North Carolina or any day on which a Federal Reserve Bank is closed.

            "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

            "Certificate of No Default" shall have the meaning specified in
Section 6.08(4).

            "Clearing Account" shall have the meaning specified in the Custodial Agreement.

            "Closing Agent" means a title company, a closing attorney or other entity which conducts the settlement of a Mortgage Loan.

            "Closing Date" means December 6, 1999 or such earlier date as the parties shall agree.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated in connection therewith.

            "Collateral" means Mortgage Loans, Mortgage Notes, Mortgages and all other property rights, proceeds and payments relating to (i) Mortgage Loans which have been pledged to the Banks (whether by delivery to the Banks, the Agent, or to a third party on the Banks' behalf or otherwise) and (ii) all other personal property of the Borrower hereinafter described in Section 3.01, and/or from time to time deposited with, delivered or to be delivered or held by or for the Banks pursuant to this Agreement, and the proceeds thereof in each case, whether now or hereafter arising.

            "Collateral Sale Proceeds" shall mean all proceeds of the sale of Pledged Mortgages.

            "Collateral Value of Eligible Mortgages" has the meaning given to such term in Section 2.03 hereof.

            "Collateral Custodian" means Deutsche Bank or such other entity as is acceptable to the Agent and is approved by the Majority Banks.

            "Combined" means, when used in reference to financial statements, financial and accounting terms, and financial covenants, a presentation in which the balance sheet accounts and the income statement accounts of the Borrower and its Subsidiaries have been added together as if the Borrower and its Subsidiaries were a single company, and wherein all intercompany transactions and relationships among and between them have been eliminated.

            "Committed Purchase Price" means the committed amount to be paid by a Qualified Investor pursuant to a Take-Out Commitment.

            "Commitment" has the meaning specified in Section 2.01.

            "Conforming Mortgage Loans" means Mortgage Loans which meet FNMA, FHLMC, or other generally accepted underwriting criteria for conforming loans, and which further meet such additional requirements as a Bank may impose from time to time.

            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

            "Corporate Base Rate" shall mean for any day a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with numbers of the Federal Reserve System averaged by Federal funds brokers for such day as reported by the Federal Reserve Bank of New York, or if no longer so reported then as published in Statistical Release
H.15 of the Federal Reserve System, or if such rate is not so published for any day, the average of the quotations for such day of such transactions received by Agent from three (3) Federal funds brokers of recognized standing selected by Agent.

            "Custodial Agreement" shall mean the Amended and Restated Custodial Agreement dated as of December 6, 1999 among the Borrower, the Agent and the Collateral Custodian.

            "Debt" means all liabilities of the Borrower, including, without limitation, (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, debentures, notes, or other similar instruments;
(3) obligations for the deferred purchase price of property or services (including trade obligations); (4) obligations as lessee under Capital Leases;
(5) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA; (6) obligations under letters of credit; (7) obligations under acceptance facilities; (8) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; and
(9) obligations secured by any Liens, whether or not the obligations have been assumed. The term "Debt" shall not include deferred loan origination fees of the Borrower.

            "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

            "Default Rate" means, with respect to an amount of any Loan not paid when due, a rate per annum equal to the rate which would otherwise be in effect hereunder plus three percent (3%).

            "Distribution" means any distribution, advance, draw, management fees, or other transfers of cash or other assets out of the Borrower to any Shareholder or Affiliate of the Borrower.

            "Dollars" and the sign "$" mean lawful money of the United States of America.

            "Eligible Mortgage Loans" means single family (1-4 family)
(a) Conforming, Jumbo, and Non-Conforming Mortgage Loans which have been pledged as Collateral hereunder for not more than 90 days, (b) Eligible Repurchase Mortgage Loans that have been pledged as Collateral hereunder for not more than 270 days, and (c) Aged Mortgage Loan Inventory pledged as Collateral hereunder for not more than 120 days. Wherever applicable such Mortgage Loans shall be subject to a policy of title insurance acceptable to the Agent in its sole discretion.

            "Eligible Mortgage Pool" means a pool of Mortgage Loans that will secure a "mortgage related security", as defined in Section 3(a)(41) of the Exchange Act administered or to be administered by a trustee acceptable to the Agent in its sole discretion where the Mortgage, Mortgage Note and other documents relating to such Mortgage Loans are held or to be held by an Approved Custodian.

            "Eligible Repurchase Mortgage Loans" means Mortgage Loans repurchased by the Borrower from a Qualified Investor but which would otherwise meet all requirements of Eligible Mortgage Loans except as expressly disclosed in writing to the Agent and approved by the Agent in its sole and absolute discretion.

            "Eligible Repurchase Mortgage Loans Sublimit" means Two Million Dollars ($2,000,000).

            "Environmental Discharge" means any discharge or release of any Hazardous Materials in violation of any applicable Environmental Law.

            "Environmental Law" means any Law relating to pollution or the environment, including, without limitation, Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the workplace, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

            "Environmental Notice" means any complaint, order, citation, letter, inquiry, notice or other written communication from any Person (1) affecting or relating to the Borrower's compliance with any Environmental Law in connection with any activity or operations at any time conducted by the Borrower;
(2) relating to the occurrence or presence of or exposure to or possible or threatened or alleged occurrence or presence of or exposure to Environmental Discharges or Hazardous Materials at any of the locations or facilities of the Borrower, including, without limitation (a) the existence of any contamination or possible or threatened contamination at any such location or facility and
(b) remediation of any Environmental Discharge or Hazardous Materials at any such location or facility or any part thereof; and (3) any violation or alleged violation of any relevant Environmental Law.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations, promulgated thereunder.

            "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 4 14(c) of the Code) with the Borrower.

            "Escrow Deposits" means all monies held by the Borrower representing principal, interest, tax, insurance and other deposits or payments made by mortgagors under Mortgage Loans.

            "Event of Default" has the meaning specified in Section 9.01.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

            "Expiration Date" means December 5, 2000.

            "Fees" has the meaning given to such term in Section 2.09 hereof.

            "Fair Market Value" shall mean, at any date, with respect to any Mortgage-backed Security, the bid price rate reflected on the Telerate screen for a Mortgage-backed Security with the closest coupon rate that does not exceed that of the Mortgage-backed Security in question multiplied by the original face amount of such Mortgage-backed Security, and multiplied by the current pool factor for such Mortgage-backed Security. In the event Telerate ceases to publish either the market or bid price referenced above, the average bid price quoted in writing to the Agent as of the date of determination by any two nationally recognized dealers selected by the Agent that are making a market in similar Mortgage Loans or Mortgaged-backed Securities shall be utilized in lieu of the market or bid price, as the case may be.

            "FHA" means the Federal Housing Administration and its successors.

            "FHLMC" means the Federal Home Loan Mortgage Corporation and its successors.

            "FNMA" means the Federal National Mortgage Association and its successors.

            "GAAP" means generally accepted accounting principles in the United States of America used by the Borrower in the preparation of its financial statements referred to in Section 5.05, and consistently applied.

            "Good Faith Contest" means the contest of an item if, in the Agent's sole determination: (1) the item is diligently contested in good faith by appropriate proceedings timely instituted; (2) adequate reserves are established on the books of the Borrower with respect to the contested item; (3) during the period of such contest, the enforcement of any contested item is effectively stayed; and (4) the failure to pay or comply with the contested item could not result in a Material Adverse Change.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Hazardous Materials" means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including, without limitation, asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives.

            "Interest Rate" means the Base Rate or the Default Rate, as applicable.

            "Jumbo Mortgage Loan" means an Eligible Mortgage Loan in a principal amount greater than the limits established from time to time by FNMA or FHLMC for sale to FNMA or FHLMC but which Eligible Mortgage Loan in all other respects satisfies the requirements for sale to FNMA and FHLMC.

            "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority, including any judicial or administrative order, consent decree or judgment.

            "Leverage Ratio" means a fraction, determined as of the pertinent financial statement date, the numerator of which is the sum total of the Borrower's outstanding liabilities and the denominator of which is Tangible Stockholder's Equity.

            "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

            "List of Qualified Investors" means the List of Qualified Investors attached hereto as Schedule B as such list may be revised from time to time in accordance with Section 3.06.

            "Loan" has the meaning specified in Section 2.01.

            "Loan Documents" means this Agreement, the Notes, each written loan request, each Compliance Certificate, each Borrowing Base Certificate and the UCC-l financing statements delivered in connection with this Agreement, together with any and all documents, instruments and materials issued, executed and/or delivered by the Borrower in connection with any of the foregoing together with all amendments, restatements, and modifications thereof.

            "Majority Banks" means those Banks which are then in compliance with their obligations hereunder holding not less than 66 2/3% of the aggregate Commitments of those Banks who are then in compliance with their obligations hereunder, but in no event shall fewer than two banks constitute Majority Banks.

            "Material Adverse Change" means (1) a material adverse change in the status of the business, results of operations, condition (financial or otherwise), property or prospects of the Borrower, (2) any event or occurrence of whatever nature which could have a material adverse effect on the Borrower's ability to perform their obligations under the Loan Documents or (3) any material adverse change in the Collateral or any event or occurrence of whatever nature which could have a material adverse effect or result in an adverse change in the value, enforceability, collectibility or the nature of the Collateral.

            "Monthly Date" means the first (1st) day of each month.

            "Mortgage" means a mortgage, deed of trust, security agreement (for cooperative share loans) on real estate, and securing a Mortgage Loan and also creating a valid first or second lien on the fee simple title (or leasehold in the case of cooperative share loans) to real estate referred therein subject only to (i) liens for taxes, not yet due and payable or similar governmental charges not yet due and payable or still subject to payment without interest or penalty, (ii) zoning restrictions, utility easements, covenants, or conditions and restrictions of record, which shall neither defeat nor render invalid such lien or the priority thereof, nor materially impair the marketability or value of such real estate, nor be violated by the existing improvements or the intended use thereof; (iii) such other liens as may have been approved in writing by the Majority Banks.

            "Mortgage-backed Securities" means FHLMC or FNMA securities that are backed by Mortgage Loans.

            "Mortgage Loan" means a loan, with interest payable at a fixed or variable rate, evidenced by a Mortgage Note and secured by a Mortgage covering a fee simple interest (or leasehold in the case of cooperative share loans) in completed residential (1-4 family) real property and all improvements located thereon located in the United States.

            "Mortgage Loan Closing Date" means the date that a Mortgage Loan is scheduled to close.

            "Mortgage Note" means a valid and binding note, bond or other evidence of indebtedness evidencing a Mortgage Loan and secured by a Mortgage, which (i) was executed by a bona fide third person who has capacity to contract;
(ii) is payable in accordance with terms acceptable to FNMA or FHLMC or other generally acceptable investors at the time the Loan is closed and otherwise acceptable to the Agent; (iii) matures in 30 years or less unless otherwise agreed to by the Agent; and (iv) complies with any other terms as may be required in writing in advance of the closing date by the Agent from time to time.

            "Mortgage Pool" means a pool of Mortgage Loans that were warehoused in accordance with this Agreement, on the basis of which there is to be issued a Mortgage-backed Security.

            "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

            "Non-Conforming Mortgage Loans" means Mortgage Loans which do not comply with all of the requirements for Conforming Mortgage Loans as defined by FNMA, FHLMC or other generally accepted criteria for conforming loans, but are written in accordance with guidelines stipulated in Schedule A, which have a loan to value ratio not exceeding 90% (other than where permitted elsewhere in this Agreement), and which constitute a valid first or second lien on the real estate referred to in the Mortgage, provided, however, that Non-Conforming Mortgage Loans shall not include Jumbo Mortgage Loans.

            "Non-Conforming   Mortgage  Loans   Sublimit"  means  Ten  Million
Dollars ($10,000,000).

            "Note" has the meaning specified in Section 2.07.

            "Obligations" means (1) each and every obligation, covenant and agreement of the Borrower now or hereafter existing contained in this Agreement, and any of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor, including but not limited to all indebtedness, obligations and liabilities of the Borrower to the Banks now existing or hereafter incurred under or arising out of or in connection with the Notes, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith, (2) all sums advanced in accordance with this Agreement by or on behalf of the Banks to protect any of the Collateral purported to be covered hereby, and (3) any amounts paid by the Agent in preservation of any of the Bank's rights or interest in the Collateral, together with interest on such amounts from the date such amounts are paid until reimbursement in full at a rate per annum equal at all times to the Default Rate; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of the Borrower under any instrument now or hereafter evidencing or securing any of the foregoing.

            "Operating Account" means a demand deposit account established by the Borrower with the Agent for use by the Borrower for its general business operations and for the payment to the Agent, by automatic debit, of interest, fees and any other amounts payable from time to time hereunder.

            "Outstanding Credit" means, as of the date of determination, the aggregate principal amount of all outstanding Loans.

            "Participant" has the meaning specified in Section 11.07 hereof.

            "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

            "Permitted Liens" has the meaning specified in Section 7.01.

            "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

            "Pledged Mortgages" means all Mortgages and Mortgage Notes (1)
(1) covered by or referred to or included in a loan request, or (2) relied on by any Bank in making a Loan, or (3) for which any of the documentation related thereto is received by the Agent under or pursuant to any of the Loan Documents, or (4) which are the subject of the Wet Closing provisions of this Agreement.

            "Pledged Securities" means all Mortgage-backed Securities which are from time to time delivered or caused to be delivered to, or are otherwise in the possession of the Agent, or its designee, its agent, bailee or custodian as assignee or pledged to the Agent, or for such purpose are registered by book-entry in the name of the Agent.

            "Presence", when used in connection with any Environmental Discharge or Hazardous Materials, means and includes presence, generation, manufacture, installation, treatment, use, storage, handling, repair, encapsulation, disposal, transportation, spill, discharge and release.

            "Prohibited Transaction" means any transaction set forth in
Section 406 of ERISA or Section 4975 of the Code.

            "Qualified Investors" shall mean the investors set forth on the List of Qualified Investors attached hereto as Schedule B, and each investor approved by the Agent in accordance with Section 3.06 hereof which may include banks, insurance companies, mortgage bankers, pension funds, investment bankers, securities dealers, state, county or municipal housing agencies and other financially responsible private investors.

            "Restricted Account" means a demand deposit account established by the Borrower with the Agent to which there may be deposited from time to time monies paid by Qualified Investors in connection with a purchase of Mortgage Loans held as Collateral hereunder by such Qualified Investor, which account shall be restricted in that the Borrower shall not be entitled to withdraw money therefrom and the Agent shall be authorized to charge or otherwise make withdrawals from such account for amounts due in connection with the release of such Collateral.

            "Single Family Residences" means completed one (1) to four (4) family residential dwellings and property related thereto.

            "Stockholder's Equity" means the sum of the following accounts set forth in the Borrower's balance sheet prepared in accordance with generally accepted accounting principles consistently applied: (a) the par or stated value of all outstanding capital stock; (b) capital surplus; and (c) retained earnings.

            "Subsidiary" means a corporation of which 50% or more of the outstanding voting stock (except for directors' qualifying shares, if and to the extent required by law) is owned, at the time of determination, directly or indirectly, by the Borrower.

            "Take-Out Commitment" means an existing written commitment to the Borrower in form and substance acceptable to Agent from a Qualified Investor pursuant to which the Qualified Investor agrees to purchase one or more Mortgage Loans.

            "Tangible Stockholder's Equity" means, at any time, Stockholders' Equity, less the sum of:

            (a)   Any surplus resulting from any write-up of assets;

            (b) Goodwill including any amounts, however designated on a balance sheet of the Borrower, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Borrower;

            (c)   Patents, trademarks, trade names and copyrights;

            (d) Any amount at which shares of capital stock of the Borrower appear as an asset on the Borrower's balance sheet;

            (e) Loans and advances to stockholders, directors, officers, employees or affiliated companies;

            (f)   Deferred expenses;

            (g)   Capitalized purchased servicing;

            (h)   Capitalized excess servicing; and

            (i) Assets, the marketability, and/or liquidity value of which are not readily ascertainable, in the Agent's sole discretion.

            "VA" means the Veterans Administration and its successors.

            "Wet Closing" means a Wet Mortgage Loan closing where the Agent is requested to make a Loan one day prior to, on the date of, or after, the closing of the Wet Mortgage Loan, but prior to the delivery of the documentation related thereto required to be delivered to the Agent, in all such cases in accordance with the procedures outlined therefor under this Agreement.

            "Wet Loans" means Loans made to originate Wet Mortgage Loans.

            "Wet Mortgage Loan" means any Eligible Mortgage Loan that is pledged to the Agent pursuant to the Wet Closing provisions contained in this Agreement.

            "Wet Mortgage Loan Sublimit" means Thirty Million Dollars ($30,000,000); however, the Wet Mortgage Loan Sublimit shall increase to Thirty-Nine Million Dollars ($39,000,000) during the first five Business Days and last five Business Days of each month but may not exceed Thirty Million Dollars ($30,000,000) for more than ten days in the aggregate.

            Section 1.02 Accounting Terms. All accounting terms not specifically defined herein shall be determined in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP, consistently applied.

            Section 1.03 Computation of Time Periods. Except as otherwise provided in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

            Section 1.04 Rules of Construction. When used in this Agreement:
(1) a reference to time shall be United States Eastern Standard Time; (2) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (3) a reference to a day shall be a calendar day unless a Business Day is specified.

                                   ARTICLE II

                                      LOANS

            Section 2.01 The Commitment. Subject to and upon the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties set forth herein, each Bank, for itself only, agrees to lend to the Borrower, from time to time during the period from the Closing Date up to but not including the Expiration Date (or earlier termination of the Commitment as provided herein), such sums (collectively, the "Loan" or "Loans") as the Borrower may request, up to a maximum aggregate principal amount, of the Banks collectively, of Sixty Million Dollars ($60,000,000) (the "Commitment").

            Section 2.02 The Loans. The Loans shall be in the form of Warehouse Loans and with respect to each of the Banks shall be in amounts not to exceed at any one time outstanding the amount shown as each Bank's proportionate share of the Commitment in the table below.

                                                     Percentage of
                                   Commitment       Total Commitment
                                   -----------      ----------------
            First Union            $35,000,000           58.33%
            Comerica Bank          $15,000,000           25.00%
            National City          $10,000,000           16.67%
                                   -----------      ----------------
            TOTAL                  $60,000,000          100.00%

            Notwithstanding the foregoing, in no event (a) shall the Borrower be entitled to any Loan if after giving effect to such Loan (1) the Outstanding Credit would exceed the lesser of (A) the Commitment or (B) the Borrowing Base,
(2) the Wet Mortgage Loans would exceed the Wet Mortgage Loan Sublimit, (3) the Non-Conforming Mortgage Loans would exceed the Non-Conforming Mortgage Loans Sublimit, (4) the Aged Mortgage Loan Inventory would exceed the Aged Mortgage Loan Inventory Sublimit, or (5) the Eligible Repurchase Mortgage Loans would exceed the Eligible Repurchase Mortgage Loans Sublimit. Within the foregoing limits, the Borrower may borrow, repay, and reborrow under this Section 2.02 until the Expiration Date (or earlier termination of the Commitment as provided herein).

            Each Loan made by a Bank shall be made contemporaneously with a corresponding Loan made by the other Banks, provided that a default by one or more of the Banks in making their Loans shall not relieve any other Bank of its obligation to make its Loan. Each Loan shall be apportioned as among the Banks pro rata in accordance with their respective proportionate share of the Commitment.

            Section 2.03 Advance Rates. The Borrower may request advances and readvances of the Loan, subject to the following requirements, limitations and sub-limitations (the "Collateral Value of Eligible Mortgages"):

            (a) all Loans made hereunder shall be secured by Eligible Mortgage Loans;

            (b) each Loan secured by Conforming or Jumbo Mortgage Loans shall not exceed 98% of the least of (i) the Committed Purchase Price (if applicable);
(ii) the aggregate original principal balance of the Mortgage Loans securing such advance; or (iii) the market value as determined by the Agent from time to time or at the direction of the Majority Banks; and

            (c) with respect to Mortgage-backed Securities, an amount equal to the least of (i) the sum of the principal balances of the Mortgage Loans from which such Mortgage-backed Securities were created; (ii) the amount which the Qualified Investor has committed to pay for such Mortgage-backed Securities pursuant to a Take-out Commitment; or (iii) the Fair Market Value of such Mortgage-backed Securities;

            (d) each Loan secured by Non-Conforming Mortgage Loans shall not exceed 95% of the least of (i) the Committed Purchase Price; (ii) the aggregate original principal balance of the Mortgage Loans securing such advance; or
(iii) the market value as determined by the Agent from time to time or at the direction of the Majority Banks;

            (e) each Loan secured by Aged Mortgage Loan Inventory shall not exceed 90% of the least of (i) the Committed Purchase Price; (ii) the aggregate original principal balance of the Mortgage Loans securing such advance; or
(iii) the market value as determined by the Agent from time to time or at the direction of the Majority Banks; and

            (f) each advance of the Loan secured by Eligible Repurchase Mortgage Loans shall not exceed 70% of the lesser of (i) the original principal amount; (ii) the current outstanding principal balance; or (iii) the most recent appraised value of the real estate set forth in the appraisal delivered to the Collateral Custodian at the time of advance.

            Section 2.04 Notice and Manner of Borrowing. (a) The Borrower may request a Loan hereunder (in accordance with the procedures more particularly set forth in Article IV hereof) by delivering to the Agent a completed Borrowing Base Certificate executed by its chief financial officer (or other officer whose authorization to so act shall have been provided to the Agent in writing) not later than 2:30 p.m. on the Business Day of the requested Loan. Each such Borrowing Base Certificate shall be irrevocable. Unless the Agent elects the procedure set forth in Section 2.04(b) below, the Agent shall by 3:00 p.m. on the Business Day of the receipt of such request notify each other Bank of the proposed Loan. After receipt of a request for a Loan hereunder, each Bank shall make available to the Agent by 4:00 p.m. on the Business Day of the receipt of such request, into Account Number 2000000998262, at the Agent's address in funds immediately available to the Agent, such Bank's ratable share of such Loan. Upon receipt of such funds by the Agent and upon satisfaction of all of the terms of this Agreement, including satisfaction of all conditions precedent, and upon fulfillment of all of the applicable conditions set forth in Article IV hereof, the Agent will immediately make such funds available to the Collateral Custodian for the benefit of the Borrower. The Agent shall have no obligation to make funds available to the Borrower in excess of amounts received by the Agent from the Banks. If one or more Banks fail to make available to the Agent such Bank(s) ratable share of any Loan as to which the Agent has advanced the full amount of the Loan requested by the Borrower, the Borrower shall be obligated to repay to the Agent for the Agent's account the amount, with interest at the rate applicable to the Loan, so advanced by the Agent and not advanced by the Bank(s) in amounts and at the times the Borrower otherwise would be obligated to repay such Loan. Unless the Agent shall have been notified by a Bank prior to 10:00 a.m. on the date such Bank's ratable share of any Loan is to be made by such Bank that such Bank does not intend to make such ratable share available to the Agent, the Agent may (but shall not be obligated to) assume that such Bank has made such proceeds available to the Agent on such date, and the Agent, in reliance upon such assumption may (but shall not be obligated to) make available to the Collateral Custodian on behalf of the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank on the date the Loan is made, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon demand, from the Borrower) together with interest thereon at a rate per annum equal to the Federal Funds rate for each day during the period between the date that the Agent advances the Loan and the date on which the Bank makes its ratable share of the Loan available to the Agent.

            (b) The Agent, in its sole discretion, may elect not to notify the Banks immediately of Loan requests made by the Borrower, but may instead advance its own funds on a timely basis in response to such requests provided that the Agent has no actual knowledge that a Default or Event of Default exists hereunder and the Borrower is otherwise in conformance with the terms of this Agreement, and then provide notification and a request for funds to the Banks once each week on the same day, such day to be specified from time to time by the Agent to the other Banks in writing, in which case the Agent shall on the designated day (or if such day is not a Business Day, the next succeeding Business Day) not later than 11:00 a.m., notify each other Bank of the aggregate dollar amount of all Loans advanced by the Agent pursuant to Subsection (a) above during the immediately preceding week net of proceeds of sale of Mortgage Loans received during such week. By 2:00 p.m. on the same day, each Bank shall make available to the Agent, into Account Number 2000000998262, at the Agent's address, in funds immediately available to the Agent, such Bank's ratable share of all such net Loans made during the previous week. If Loans have been advanced by the Agent without actual knowledge that a Default or Event of Default exists hereunder and any Bank fails to make available to the Agent any amounts so required to be paid, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon demand, from the Borrower) together with interest thereon at a rate per annum equal to the Federal Funds rate for each day during the period between the date that the Agent made demand on the Bank and the date on which the Bank makes its ratable share of the Loan or Loans available to the Agent. The Agent shall not use the weekly settlement procedure set forth in this Section 2.04(b) if Agent is not a Bank or, if any advance to be made pursuant thereto would, if made, cause the Agent (in its capacity as a Bank) to exceed its proportionate share of the Commitment.

            Section 2.05 Payment of Principal. (a) The Borrower shall take all actions required so that all Collateral Sale Proceeds will be paid directly to the Collateral Custodian for the benefit of the Agent and the Banks and shall be deposited into the Clearing Account. Without limiting the generality of the foregoing, the Borrower shall cause all Qualified Investors, when making payment for Mortgage Loans, to remit directly to the Collateral Custodian, by way of wire transfer into the Clearing Account, from such Mortgage Loan proceeds, as payments of principal hereunder, an amount equal to all amounts advanced by the Collateral Custodian on behalf of the Agent and the Banks with respect to such Mortgage Loans. In the event that notwithstanding the foregoing any such Collateral Sale Proceeds shall be paid to the Borrower, the Borrower shall, immediately upon such receipt, pay same over directly to the Collateral Custodian; and while in the Borrower's possession, such amounts shall be held in trust for the Agent on behalf of the Banks. The Borrower shall also make payments of principal as required in accordance with Section 2.08 hereof. Provided that no Default or Event of Default has occurred and is continuing, the Collateral Custodian shall remit to the Borrower Collateral Sale Proceeds in excess of the amounts due hereunder.

            (b)   All Obligations  shall be repaid in full upon the Expiration
Date.

            Section 2.06 Interest. (a) Generally. The Borrower will pay interest monthly on the Outstanding Credit, until the Outstanding Credit is paid in full with interest, at the Base Rate.

            (b) Distribution of Interest; Calculation; Etc. Upon actual receipt by the Agent, interest shall be distributed pro rata to all of the Banks; provided, that in the case of weekly settlement pursuant to Section 2.04(b), the Agent shall be entitled to and shall retain for its own account, as to any Bank, all interest accrued prior to receipt by the Agent of such Bank's ratable share of Loans advanced by the Agent. Any principal amount not paid when due (at maturity, by acceleration or otherwise) shall bear interest thereafter (including after judgment is entered against the Borrower), payable on demand, at the Default Rate. Any change in the interest rate resulting from a change in the Base Rate shall become effective as of 12:01 a.m. on the date that the Base Rate changes. Interest shall be calculated on the basis of a year of three hundred sixty days for the actual number of days elapsed.

            Section 2.07 Notes. All Loans made under this Agreement shall be evidenced by, and repaid with interest in accordance with, promissory notes of the Borrower, one each payable to the order of each Bank in substantially the form of Exhibit 2.07 attached hereto, duly completed, each such note to be in an original principal amount equal to such Bank's proportionate share of the Commitment (the "Notes"). The amount of each Loan and payment of principal amount received by the Agent shall be recorded in the books and records of the Agent and the appropriate Bank, which books and records shall, in the absence of manifest error, be conclusive as to the outstanding balance of and other information related to the Loans. Each Bank shall be entitled at any time to endorse on a schedule attached to its respective Note the amount and type of each Loan and information relating thereto.

            Section 2.08 Mandatory Prepayment. (a) To the extent that the Outstanding Credit exceeds the lesser of the (i) Commitment or (ii) the Borrowing Base, the Borrower shall immediately either (A) make a prepayment on the Outstanding Credit in an amount equal to such excess or (B) if no Default or Event of Default exists hereunder, provide additional Collateral so that the Outstanding Credit does not exceed the Borrowing Base.

            (b) All Collateral Sale Proceeds shall be paid directly to the Collateral Custodian by the Qualified Investor or other Person making such payment; and interest shall continue to accrue on the Loan to be repaid with such proceeds until the Agent actually receives the funds to be applied by the Agent to reduce the Outstanding Credit.

            (c) If for any reason a Wet Mortgage Loan is not closed and funded on the scheduled date, the Borrower will prepay the Wet Loan made in respect of such Wet Mortgage Loan on the immediately following Business Day.

            Section 2.09  Fees.

            (a) The Borrower shall pay a fee to the Agent pursuant to the terms of the fee letter between the Borrower and the Agent.

            (b) The Borrower shall pay to the Agent, for the pro rata benefit of the Banks, the following fees:

            (1) A Non-Conforming Mortgage Loan fee in an amount equal to 0.25% per annum multiplied by the average monthly amount of the Non-Conforming Loans pledged as Collateral during the prior calendar month divided by the total Mortgage Loans pledged during such month multiplied by the average Loans outstanding during such month, which fee shall be paid according to Section 2.10 hereof;

            (2) An Aged Mortgage Loan Inventory fee in an amount equal to 0.75% per annum multiplied by the average monthly amount of the Aged Mortgage Loan Inventory pledged as Collateral during the prior calendar month divided by the total Mortgage Loans pledged during such month multiplied by the average Loans outstanding during such month, which fee shall be paid according to
Section 2.10 hereof; and

            (3) An Eligible Repurchase Mortgage Loan fee in an amount equal to 0.75% per annum multiplied by the average monthly amount of Eligible Repurchase Mortgage Loans pledged as Collateral during the prior calendar month divided by the total Mortgage Loans pledged during such month multiplied by the average Loans outstanding during such month, which fee shall be paid according to
Section 2.10 hereof.

            Section 2.10 Method of Payment of Interest and Fees. The Agent shall submit a bill to the Borrower for interest and fees on or before the fifth Business Day of each month. The Borrower shall make payment of interest, fees, and other amounts under this Agreement and under the Notes by means of the Agent's direct charge to the Operating Account on the seventh Business Day of each month. The Borrower hereby authorizes the Agent to make such charges from the Operating Account and in the event there are insufficient funds in the Operating Account at the time the Agent attempts to make the charge, the Agent may charge from time to time against any account the Borrower maintains with the Agent (excluding any account containing Escrow Deposits) the amount so due. The Borrower, however, shall at all times remain obligated to make such payments when due. Upon actual receipt of fees due under Section 2.09(b) of this Agreement, the Agent shall pay an applicable pro rata share of such fees due to the Banks. Except to the extent provided in this Agreement, whenever any payment to be made under this Agreement or under the Notes shall be stated to be due on any day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

            Section 2.11 Use of Proceeds. The Borrower will use the proceeds of the Loans only to originate, purchase or repurchase Mortgage Loans which will be Eligible Mortgage Loans. The Borrower will not, directly or indirectly, use any part of such proceeds: (a) for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, (b) to extend credit to any Person for the purpose of purchasing or carrying any such margin stock, or (c) to make any Distributions or investments of any kind.

            Section 2.12 Reliance Upon Instructions. Without limiting the coverage of any other indemnities provided in this Agreement, the Borrower hereby indemnifies and agrees to hold harmless the Agent and each of the Banks, and their respective officers, employees and agents from and against any and all liabilities, damages, losses, costs and expenses, including counsel fees, howsoever arising out of any actions taken by the Agent or any Bank in reliance upon telephonic, telecopier or other instructions believed in good faith to have been given under this Agreement on any of the Borrower's behalf by a Person designated by the Borrower.

            Section 2.13 Reduction and Termination of Commitment. (a) The Borrower shall have the right at any time and from time to time, upon three (3) Business Days' prior written notice to Agent, to reduce the Commitment in whole or in part without penalty or premium, provided that: (i) any such reduction shall be in an aggregate amount not less than Five Million Dollars ($5,000,000); and (ii) on the effective date of such reduction the Borrower shall make a prepayment of the Outstanding Credit in an amount, if any, by which the Outstanding Credit exceeds the amount of the Commitment as then so reduced, together with accrued interest on the amount so prepaid. All reductions in the Commitment shall reduce each Bank's share of the Commitment proportionally.

            (b) Any termination or reduction of the Commitment pursuant to subsection 2.13(a) shall be permanent, and the Commitment cannot thereafter be restored or increased without the written consent of all Banks.

                                   ARTICLE III

                                   COLLATERAL

            Section 3.01 Security Interest. The Borrower hereby grants to the Agent for the benefit of the Banks, as one general, continuing collateral security for the Loan and for any other sums owing from the Borrower to the Agent and the Banks under the Obligations and the Notes, a security interest in all Mortgage Loans now or hereafter made and all Mortgage-backed Securities which have been pledged to the Agent (whether by delivery to the Agent, to the Collateral Custodian, or to any other third party on the Agent's behalf or otherwise) or upon which any advance is made by the Banks, and in the Mortgage Note and Mortgage evidencing said Mortgage Loan, and in all accounts, instruments, general intangibles, property, rights proceeds and payments relating thereto, including without limitation the following:

            (a) All payments and prepayments of principal, interest, and other income due or to become due thereon and all proceeds therefrom, and all the right, title and interest of every nature whatsoever of the Borrower in and to the same and every part of such property including, without limitation, the following:

                  (1) All rights, liens and security interest existing with respect thereto or as security therefor;

                  (2) All hazard insurance policies, title insurance policies or condemnation proceeds with respect thereto and all FHA insurance, VA guarantees, PMI or any other guarantee of payment and the proceeds thereof;

                  (3) All prepayment premiums and late payment charges with respect thereto;

            (b) All real estate acquired by the Borrower by deed in lieu of foreclosure or by foreclosure attributable to any such Mortgage Loan;

            (c) All accounts and receivables of any kind that relate to Eligible Repurchase Mortgage Loans;

            (d) All Take-Out Commitments, Mortgage-backed Securities, and/or pool participation certificates and the proceeds resulting from sales of same by the Borrower;

            (e) All right, title and interest of the Borrower in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and related data of the Borrower;

            (f)   The proceeds from the sale of any Collateral;

            (g) Any other property and proceeds thereof that may, from time to time hereafter, be subject to the security interests created hereby; and

            (h) All business records, computer tapes, software, microfiche, etc., necessary to identify and locate the Collateral.

            Section 3.02 Security Interest in Mortgage-backed Securities. The Borrower's ability to convert Mortgage Loans that are within the Collateral to Mortgage-backed Securities are subject to the following conditions:

            (a) Pledged Mortgages that are to be transferred to a pool custodian in connection with the issuance of Mortgage-backed Securities, shall be released from the Agent's security interest only against payment to the Agent of the amount due the Banks in connection with such Pledged Mortgages in accordance with this Agreement or against the issuance of such Mortgage-backed Securities and the continuation of the Agent's first priority, perfected security interest in such Mortgage-backed Securities and the proceeds thereof until payment due the Banks in respect of said Pledged Mortgages is made to the Agent.

            (b) In the case of Mortgage-backed Securities created from Pledged Mortgages, the Agent shall have the exclusive right to the possession of the Mortgage-backed Securities or, if the Mortgage-backed Securities are not to be issued in certificated form, shall have the right to have the book entries for the Mortgage-backed Securities issued in the Agent's name or the name or names of its designees. The Agent shall cause delivery of the Mortgage-backed Securities to be made to the Qualified Investor or the book entries registered in the name of the Qualified Investor or the Qualified Investor's designee only against payment therefor. The Borrower acknowledges that the Agent may enter into one or more standing arrangements with other financial institutions for the issuance of Mortgage-backed Securities in book entry form in the name of such other financial institutions, as agent for the Agent, and the Borrower agrees upon request of the Agent, to execute and deliver to such other financial institutions the Borrower's written concurrence in any such standing arrangements.

            Section 3.03 Responsibility for Collateral. All Collateral at any time delivered to the Collateral Custodian hereunder shall, to the extent reasonably practical under the circumstances, be held by the Collateral Custodian pursuant to the terms of the Custodial Agreement.

            Section 3.04 Representations and Warranties Concerning Collateral. The Borrower hereby represents and warrants to the Agent and the Banks and by submitting each loan request shall be deemed to have represented and warranted to the Agent and the Banks that as of the date of such loan request and as to each Pledged Mortgage to which the loan request relates:

            (a) Ownership; No Liens; Pledge to the Agent. The Borrower is the legal and equitable owner of such Pledged Mortgage and all other items of Collateral related thereto, free and clear of all Liens, except for the Lien granted under this Agreement. Pledged Mortgages and other items of Collateral related thereto have been duly authorized by the Borrower thereunder and all items of Collateral (1) comply, as applicable, with all of the requirements of this Agreement, including those required for inclusion in the Borrowing Base, and (2) have been validly pledged or assigned to the Agent, subject to no other Liens, and the Agent has a first perfected Lien therein within the meaning of the applicable Uniform Commercial Code. The

Borrower has the full right and authority to pledge the Collateral pledged by it hereunder and has not pledged the Collateral, or any part thereof, to any other Person.

            (b) Compliance with Laws; Enforceability; Modification; Required Documents, Etc. Each such Pledged Mortgage and documents related thereto (1) has been made in compliance, in all respects, with all requirements of the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the Federal Truth-In-Lending Act and all other applicable Laws, (2) is genuine, valid, duly authorized, properly executed, properly recorded (or duly delivered to the appropriate recording office for recordation) and enforceable in accordance with its terms, without defense or offset, (3) has not been modified or amended and has not had any requirements thereof waived except (i) for minor modifications in the ordinary course of the Borrower's business which do not in any event materially adversely affect the value or marketability of the relevant item of Collateral or (ii) with respect to Mortgage Loans creating a valid first lien, modifications or waivers which are required by FNMA or FHLMC, in connection with changes to FNMA's or FHLMC's rules, regulations or guidelines, (4) complies with the terms of this Agreement, (5) has been fully advanced in the respective face amounts thereof and (6) is secured by a Mortgage which is a first or second Lien on the residential real property described therein. With respect to each such Pledged Mortgages, the Borrower has in its possession all documents and instruments required to be possessed by the Borrower (x) under this Agreement,
(y) under FNMA's or FHLMC's rules, regulations or guidelines, if applicable, and
(z) under a Take-Out Commitment, if any, other than those documents and instruments which are in the possession of the Agent.

            (c) Defaults. No default, nor any event which would become a default with notice or lapse of time or both, has occurred and is continuing under any Pledged Mortgage for a period in excess of thirty days.

            (d)   Compliance with Agency Requirements or Underwriting Standards.
(1) All Pledged Mortgages that are Conforming Mortgage Loans comply in all material respects with all applicable requirements for purchase under the FNMA or FHLMC standard form of selling contract for similar Mortgage Loans and any supplement thereto then in effect, including, but not limited to, the representations and warranties made therein, or such Conforming Mortgage Loans comply in all respects with the requirements of the Qualified Investors to whom such Mortgage Loans are to be sold. (2) All Pledged Mortgages that are Jumbo Mortgage Loans comply in all material respects with all applicable requirements for purchase under the FNMA or FHLMC standard form of selling contract for similar Mortgage Loans and any supplement thereto then in effect, including, but not limited to, the representations and warranties made therein (excluding compliance due to the principal amount thereof), or such Jumbo Mortgage Loans comply in all respects with the requirements of the Qualified Investors to whom such Mortgage Loans are to be sold. (3) All Pledged Mortgages that are Non-Conforming Mortgage Loans are written in accordance with guidelines stipulated in Schedule A.

            (e) Insurance Relating to Pledged Mortgages. All fire and casualty policies covering the premises encumbered by each Mortgage included in the Pledged Mortgages (1) name the Borrower as the insured under a standard mortgagee clause not less favorable to the Borrower than the applicable standard mortgagee endorsement, (2) are in full force and effect, and (3) afford insurance against fire and such other hazards as are usually insured against in the broad form of extended coverage insurance from time to time available. All flood, title and other insurance policies (including required private mortgage insurance) (i) name the Borrower as an additional insured under a standard mortgagee clause not less favorable to the Borrower than the applicable standard mortgagee endorsement, or in the case of title insurance, the insured mortgagee,
(ii) are in full force and effect, and (iii) afford insurance against the hazards and risks required to be insured against by any Agency or prudent underwriting practices. The Borrower has complied with all requirements of the Agencies or any Qualified Investor for obtaining insurance with respect to such Pledged Mortgage.

            (f) Escrow Deposits. All Escrow Deposits are held by the Borrower in accordance with applicable Laws and any agreements relating to same and have been and will be applied to the obligations for which they were deposited in accordance with any agreements relating to same.

            Section 3.05 Release of Security Interest. (a) The Collateral Custodian may, with the consent of the Agent, within a reasonable time of the receipt of a request therefor from the Borrower, release any Collateral specified in such request from the Lien granted hereby and thereupon deliver the same to the Borrower, provided, however, that (a) no Default or Event of Default shall have occurred and be continuing or would result from such release, and
(b) after giving effect to such release and delivery, the Borrowing Base of the remaining Collateral shall be at least equal to the Outstanding Credit.

            (b) Upon receipt by the Collateral Custodian of payment in an amount equal to all amounts advanced by the Banks with respect to a Mortgage Loan or Mortgage Pool, the Lien in such Mortgage Loan or the Mortgage-backed Security issued with respect to such Mortgage Pool and in any proceeds thereof, shall, except in the event of the existence of a Default or Event of Default or if a Default or Event of Default would result from such release, be released automatically.

            Section 3.06  Covenants  and  Agreements  Concerning   Collateral.
The Borrower covenants and agrees as follows:

            (a) Defense of Interests. It will defend, at its sole expense, the right, title and interest of the Agent and the Banks in and to the Pledged Mortgages, the Pledged Securities and all other items of Collateral against the claims and demands of all Persons.

            (b) Modification; Etc. Except as provided in Section 3.03(b), it shall not amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages, Pledged Securities or other Collateral, or any rights related to any of the foregoing.

            (c) Sale or Encumbrance. It shall not sell, option, assign, transfer or otherwise alienate any Collateral, other than in the ordinary course of its business and in accordance with the terms and provisions of this Agreement, or permit any Collateral or any interest therein to be subject to a Lien, except the Lien granted under this Agreement.

            (d) Performance under Servicing Contracts; Escrow Deposits. It shall service or cause to be serviced all Pledged Mortgages and all Mortgage Loans backing Pledged

Securities in accordance with the standard requirements of the issuers of Take-Out Commitments covering the same. It shall hold all Escrow Deposits in accordance with all applicable Laws and all agreements relating to such Escrow Deposits, without commingling the same with non-escrow funds, and shall hold and apply the same for the purposes for which such Escrow Deposits were collected in accordance with all applicable Laws and agreements.

            (e) Failure to Qualify for Inclusion in Borrowing Base and Related Matters. It shall notify the Agent of (1) any default under any Pledged Mortgage which continues beyond sixty days in each monthly Collateral report, (2) the failure of any item of Collateral which is required by the terms hereof to be covered by a Take-Out Commitment to be so covered, (3) the failure of any item of Collateral to satisfy any requirements of this Agreement for inclusion in the Borrowing Base, and (4) any other event or occurrence which could cause a Material Adverse Change in the Collateral.

            (f) Further Assurances. From time to time, at the expense of the Borrower (including the payment of all filing fees whether the items are filed by the Borrower or by the Agent), the Borrower will promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that the Agent or Collateral Custodian may request, in order to preserve, perfect and protect any Lien granted or purported to be granted hereby or to enable the Agent and the Banks to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent or any Bank may request, in order to perfect and preserve the Lien granted or purported to be granted to the Agent for the benefit of the Banks hereby.

            (g) Inspection. The Agent and/or any Bank, or a representative thereof, shall have the right at any reasonable time from time to time to enter the Borrower's premises to inspect the Collateral, documents and agreements related thereto and the records relating to the Collateral (including field or collateral audits). The Agent and each of the Banks shall have the right to make abstracts or photocopies from the Borrower's books and records pertaining to the Collateral and the cost and expense of such abstracts and photocopy for the Agent or the Banks shall be borne by the Borrower.

            Section 3.07 List of Qualified Investors. When requested by the Agent, the Borrower shall submit to the Agent for its approval, a List of Qualified Investors to which the Borrower may direct the delivery of Mortgage Loans in accordance with the terms of this Agreement, from time to time. The Agent shall have the right, in its sole discretion, to approve or disapprove of any Qualified Investors so listed by the Borrower at any time upon notice to the Borrower (which notice may be telephonic) and the initial acceptance of a Qualified Investor by the Agent shall not prevent the subsequent rejection of any such Qualified Investor by the Agent. The Borrower may add or delete Qualified Investors to or from, as the case may be, the List of Qualified Investors by submitting an updated List of Qualified Investors to the Agent, which updated List of Qualified Investors shall be subject in all respects to the approval of the Agent. The Agent shall, from time to time, distribute the List of Qualified Investors to the Banks.

            Section 3.08 Uniform Commercial Code Financing Statements. The Agent is hereby authorized to file in the name of the Borrower, without the need for the Borrower's signature thereto, such Uniform Commercial Code financing statements, amendments thereto and continuations thereof which the Agent at any time determines is necessary to perfect or better assure the Lien and other benefits intended to be afforded hereby. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            Section 3.09 Collection Rights. Unless a Default or Event of Default shall have occurred and be continuing, and except with respect to Collateral Sale Proceeds which shall be paid to the Collateral Custodian for the benefit of the Banks directly by a Qualified Investor or other Person purchasing a Mortgage Loan or Mortgage Pool, the Borrower shall be entitled to receive and collect directly all principal and interest payable to the Borrower in respect of the Collateral and to exercise all voting or consensual powers in respect of the Collateral in a manner not inconsistent with the terms of this Agreement. Upon the occurrence and during the continuance of a Default or an Event of Default, the Agent shall be entitled to receive and collect all sums payable to the Borrower in respect of the Collateral, and in such case (a) Agent may, in its name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Borrower shall forthwith pay to the Agent at its principal office all amounts thereafter received by the Borrower upon or in respect of any of the Collateral, advising the Agent as to the source of such funds, and (c) all amounts so received and collected by the Agent shall be held by the Agent as part of the Collateral.

            Section 3.10 Attorney-in-Fact. The Agent or a duly appointed agent or representative of the Agent is hereby appointed the agent and attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Agreement, taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof and to obtain, on behalf of the Banks, the benefits of this Agreement, the other Loan Documents, the Collateral and the security intended to be provided to the Banks hereby and thereby, which agency and appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power in the place and stead of the Borrower, and in the name of the Borrower or otherwise (from time to time and without prior notice to or consent from the Borrower, and without releasing or in any manner affecting the Borrower's Obligations hereunder): (a) to receive, endorse and collect all checks, drafts or chattel paper made payable to the order of the Borrower (provided that all such endorsements recite that they are made without recourse) representing any payment on account of the principal, interest or other amount on any of the Pledged Mortgages, Pledged Securities or other items of Collateral, to give full discharge for the same and to complete any endorsements or assignments made in blank or which are updated or otherwise incomplete or to execute new endorsements (provided that all such endorsements recite that they are made without recourse) or assignments to any Persons,
(b) to ask, demand, collect, sue for, recover, receive and give, acquittances and receipts for moneys due and to become due under or in respect of any of the Collateral, (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection or completion of, or perfection of the Agent's interest in any of the Collateral or otherwise to enforce the rights of the Borrower or the Agent with respect to any of the Collateral, this Agreement or the other

Loan Documents, including, without limitation, the endorsement of any Mortgage Note, and the creation, execution and recording of any Assignment of Mortgage for any Pledged Mortgage and (d) if the Borrower fails to perform any obligation under this Agreement or the other Loan Documents, or cause performance of such obligation.

            Section 3.11 Borrower Remains Liable. Notwithstanding anything herein to the contrary: (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Agent and/or any Bank of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) the Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

            Section 4.01 Conditions Precedent to Initial Loan. The obligation of each Bank to continue to allow its current Loans to remain outstanding or to make the initial disbursement of its portion of a new Loan, as applicable, is subject to the condition precedent that the Agent shall have received on or before the Closing Date each of the following documents, in form and substance satisfactory to the Agent and its counsel, as applicable, and each of the following requirements shall have been fulfilled:

            (a) Amended and Restated Mortgage Warehousing Loan and Security Agreement. This Agreement duly executed by the Borrower.

            (b) Evidence of Due Organization of and all Corporate Actions by the Borrower. A certificate of the Secretary or Assistant Secretary of each of the Borrower, dated the Closing Date, attesting to the certificate of incorporation, by-laws or operating agreement of the Borrower and all amendments thereto, and to all corporate actions taken by the Borrower, including, without limitation, resolutions of its board of directors, authorizing the execution, delivery and performance of the Loan Documents, and each other document to be delivered by the Borrower pursuant to the Loan Documents;

            (c) Incumbency and Signature Certificate of Borrower. A certificate of the Secretary, Assistant Secretary or Managing Member of the Borrower, dated the Closing Date, certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents, and the other documents to be delivered by the Borrower under the Loan Documents including, without limitation, each loan request;

            (d) Good Standing Certificates for the Borrower. A certificate, dated reasonably near the Closing Date, from the Secretary of State (or other appropriate official) of the Borrower's state of incorporation or formation certifying as to the due incorporation and good standing of the Borrower and certificates, dated within one month of the Closing Date, from the Secretary of State (or other appropriate official) of each other jurisdiction where the Borrower is required to be qualified to conduct business or where such qualification is necessary to enforce any Mortgage Loan, certifying that the Borrower is duly qualified to do such business and is in good standing in such state;

            (e)   Notes.  The Notes duly executed by the Borrower;

            (f) Financing Statements, Etc. (1) To the extent requested by the Agent, duly executed financing statements (UCC-1) to be filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Agent, desirable to perfect the Liens created by this Agreement; duly executed copies of the termination statements (UCC-3) to be filed under the Uniform Commercial Code of all jurisdictions necessary, or in the opinion of the Agent, desirable to terminate any Liens in favor of any party other than the Agent; and
(2) Uniform Commercial Code searches identifying all of the financing statements on file with respect to the Borrower;

            (g) FNMA Tri-Party Agreement. An executed Tri-party agreement with FNMA;

            (h) Material Adverse Change. As of the Closing Date no Material Adverse Change has occurred since the date of the financial statements referred to in Section 5.05 hereof.

            (i) Fees. All fees, costs and expenses payable to the Agent and its legal counsel required to be paid at or prior to the closing of the transactions contemplated hereby, shall have been paid in full on the Closing Date.

            (j) Opinion of Counsel for the Borrower. A favorable opinion of counsel for the Borrower, acceptable to the Agent dated the Closing Date, in substantially the form of Exhibit 4.01(9) and as to such other matters as the Agent or the Banks may reasonably request;

            (k)   Guaranty.  The  Guaranty,  in the form  attached  hereto  as
Exhibit 4.01(k), duly executed by Michael Strauss;

            (l) Certificate. The following statements shall be true and the Agent shall have received a certificate signed by the President of the Borrower dated the Closing Date stating that:

                  (1) The representations and warranties contained in this Agreement and in each of the other Loan Documents are correct on and as of the Closing Date as though made on and as of such date; and

                  (2) No Default or Event of Default has occurred and is continuing;

            (m) Financial Information. The Borrower shall have delivered to the Agent and the Banks financial statements for the period ending 9/30/99 along with a compliance certificate setting forth the Tangible Stockholder's Equity and Leverage Ratio (and the related calculations thereof calculating as of such date executed by the CFO of the Borrower; and

            (n) Additional Documentation. Such other approvals, opinions or documents as the Agent may reasonably request.

            Section 4.02 Conditions Precedent to All Loans. The obligations of the Banks to make each Loan (including the initial Loan), shall be subject to the further conditions precedent that on the date of providing each such Loan the following statements shall be true:

            (a) All the representations and warranties contained in this Agreement and in each of the other Loan Documents are correct on and as of the date of providing such Loan as though made on and as of such date;

            (b) No Default or Event of Default has occurred and is continuing, or could result from providing such Loan; and

            (c)   There has been no Material Adverse Change of any kind.

            Section 4.03 Loan Requests for Loans to Fund Mortgage Loans. In connection with each request for a Loan to fund a Mortgage Loan, the Borrower shall deliver to the Collateral Custodian a signed loan request in form and content satisfactory to the Collateral Custodian. For each Loan requested, the Collateral Custodian shall receive the written loan request not later than 10:00 a.m. on the Business Day of the requested Loan. Unless the Borrower has previously funded or purchased the Mortgage Loan to be pledged with the Borrower's own funds, not later than 10:00 a.m. on the Business Day of such requested Loan, the Borrower shall deliver to the Collateral Custodian all of the Collateral Documents as listed on Exhibit 4.03 attached hereto (the "Description of Collateral Documents"), including, without limitation, each of the following:

            (a) written wire instructions advising the Collateral Custodian to wire Loan proceeds from the Borrower's account to the Closing Agent reflecting the intended amount and date of disbursement of the proceeds of the Mortgage Loan and giving other wiring instructions as needed by the Collateral Custodian;

            (b) the original of the Mortgage Note duly executed at settlement, and duly endorsed by the Borrower in blank, without recourse, and containing any necessary intervening endorsements on a Mortgage purchased by the Borrower;

            (c) a copy of the Mortgage duly executed at settlement and in recordable form, certified in writing by the settlement agent as being a true and accurate copy of the original Mortgage;

            (d) Original assignment of the Mortgage, in recordable form and executed by the Borrower in blank, and with respect to a Mortgage purchased by the Borrower, the original recorded intervening assignment or a copy thereof certified in writing by the Borrower as being a true and accurate copy of the original intervening assignment delivered for recording, and/or a Mortgage Electronic Reporting Systems ("MERS") assignment of the Mortgage securing the Mortgage Note by the Borrower in the format as may be prescribed by MERS from time to time, executed in recordable form in blank. If appropriate filing and recording information regarding such Mortgage, including the MERS Identification Number ("MIN"), has not been inserted into the assignment and the Agent has determined that such information is necessary to perfect its Security Interest in such Mortgage, the Borrower shall promptly provide such information to the Bank when available and hereby authorizes the Collateral Custodian to insert such information as appropriate (whether or not such information is supplied to the Collateral Custodian by the Borrower); however, the Collateral Custodian shall not have any obligation to insert such information, and may require the missing information to be completed by the Borrower.

            (e) With respect to a Mortgage Loan to be pledged by the Borrower which was funded by the Borrower with the Borrower's own funds or purchased by the Borrower, the Borrower will deliver the documents required by this
Section 4.03 at or prior to the time of making its loan request.

Upon receipt thereof, the Collateral Custodian shall review all documents and instruments to determine that they are satisfactory.

            Section 4.04 Disbursing Loans. Upon satisfaction of all conditions for the making of a Loan under this Agreement and subject to the limitations contained herein, on the date of the requested Loan, the Collateral Custodian shall, subject to the next sentence, wire transfer from the Advance Account to the Closing Agent account designated in the applicable Borrower's loan request (or with respect to a requested Loan where the Pledged Mortgage was previously funded by the applicable Borrower with the Borrower's own funds, to the Operating Account) the requested Loan amount or portion thereof representing the Collateral Value of Eligible Mortgages for the applicable Mortgage Loan. To the extent that the amount of funds to be provided by the Banks are insufficient to close and fund the applicable Mortgage Loan, the Collateral Custodian shall transfer from the Operating Account to the Advance Account sufficient additional funds, and the Collateral Custodian will not initiate a wire transfer of funds to the applicable Closing Agent until sufficient additional funds are on deposit. To the extent that the amount of funds to be provided by the Banks exceeds the amount needed to close and fund the applicable Mortgage Loan, and to the extent that the amount of funds to be provided by the Banks is due to excess Collateral, the Collateral Custodian shall transfer the excess amount to the Operating Account for use by the Borrower in accordance with this Agreement. Upon the Agent's deposit of the Loan proceeds into the Restricted Account, the applicable Loan shall be deemed made.

            Section 4.05 Wet Mortgage Loan Closings. (a) The Borrower may deliver Wet Mortgage Loans in pledge under this Agreement for inclusion in the Borrowing Base and as Collateral for a requested Loan up to the Wet Mortgage Loan Sublimit without the prior delivery of all original Collateral Documents otherwise required by this Agreement. In connection with the pledge of any such Wet Mortgage Loans, the Borrower shall deliver to the Collateral Custodian a written loan request which specifies that the requested Loan shall fund a Wet Mortgage Loan. In order for any Wet Mortgage Loan to be included in the Borrowing Base, and for the Collateral Custodian to consider disbursing the Loan proceeds related thereto, the Collateral Custodian must receive and approve the applicable loan request not later than 12:00 noon on the Business Day of the applicable Mortgage Loan Closing Date. Upon such timely receipt of the required loan request, the Collateral Custodian shall, provided that the Collateral Custodian determines that the Collateral Documents for such Wet Mortgage Loan are satisfactory, include any such Wet Mortgage Loan in the Borrowing Base on the applicable

Mortgage Loan Closing Date notwithstanding that such Wet Mortgage
Loan may not yet have been closed and funded for purposes of permitting the requested Wet Loan to be made in respect thereof. If a Wet Mortgage Loan shall not be closed and funded by the Mortgage Loan Closing Date specified, or shall be closed but subsequently rescinded pursuant to the Truth in Lending Act, the Borrower shall immediately notify the Collateral Custodian and the Closing Agent to such effect and such Wet Mortgage Loan shall cease to be included in the Borrowing Base.

            (b) In connection with each Wet Closing, the Borrower agrees that it shall deliver all Collateral Documents relating to a Wet Mortgage Loan to the Collateral Custodian not later than ten days after the date of the Wet Closing, and in the event that the Collateral Custodian shall not have received all such Collateral Documents complying in all respects with the requirements of this Agreement within such ten day period, such Wet Mortgage Loan shall cease to be included in the Borrowing Base and the Borrower shall immediately repay to the Collateral Custodian all amounts previously advanced in connection with such Wet Mortgage Loan, unless the Collateral Custodian with the consent of the Agent extend the date for delivery of such Collateral Documents.

            (c) Upon satisfaction of all conditions for the making of a Wet Loan under this Agreement and subject to the limitations contained herein, Wet Loans shall be funded in the following manner as directed by the Borrower in each loan request:

                  (1) Wire Transfers: On the date of the requested Wet Loan, the Collateral Custodian shall, subject to the next sentence, wire transfer from the Advance Account to the Closing Agent account designated in the applicable loan request the requested Loan amount or portion thereof representing the Collateral Value of Eligible Mortgages for the applicable Wet Mortgage Loan. To the extent that the amount of funds to be provided by the Banks are insufficient to close and find the applicable Wet Mortgage Loan, the Collateral Custodian shall transfer from the Operating Account to the Advance Account sufficient additional funds, and the Collateral Custodian will not initiate a wire transfer of funds to the applicable Closing Agent until sufficient additional funds are on deposit. Upon the Collateral Custodian's deposit of the Loan proceeds into the Advance Account, the applicable Wet Loan shall be deemed made, provided, however, that until the applicable Wet Mortgage Loan is closed and funded, the Banks shall have a Lien on the Wet Loan proceeds as security for all Obligations owed to the Banks and the Closing Agent shall hold such Wet Loan proceeds as agent for and on behalf of the Banks.

                  (2) Upon closing each Wet Mortgage Loan, the Closing Agent shall, unless advised by the Collateral Custodian to the contrary (which advice may be by telephone), deliver the applicable Collateral Documents to the Borrower for endorsement of the Note and transmittal to the Collateral Custodian within the ten day time period provided herein unless extended by the Agent or the Collateral Custodian with the Agent's consent, provided that at no time shall the aggregate outstanding principal balance of the Mortgage Loans for which the ten day time period provided herein has been extended exceed One Million Dollars ($1,000,000) in the aggregate. While the Collateral Documents are in the Borrower's possession, they shall be held in trust for the benefit of the Banks and the Borrower shall have no authority to transfer same to any other Person other than the Collateral Custodian, or, if required by the Collateral Custodian, at Collateral Custodian's direction.

                  (3) The Borrower will not request the delivery of any wire transfer of Wet Loan proceeds to a Closing Agent who is not approved or has not delivered an original Closing Agent agreement in accordance with this Agreement. The Agent shall require the Borrower to obtain at the Borrower's expense "stand behind," indemnity or similar agreements, or "insured closing letters," for all Closing Agents in form and substance acceptable to the Agent from title insurance companies acceptable to the Agent providing assurance to the Collateral Custodian that funds delivered to a Closing Agent will be applied only for the purposes intended in accordance with this Agreement and providing such other assurances as the Agent shall require. The delivery by the Borrower of any such agreement or letter from an approved title insurance company shall not affect the rights that the Agent or any other Person would otherwise have by reason of the breach of any Closing Agent Agreement or otherwise with respect to any Closing Agent.

            Section 4.06 Qualified Investor Requirements; Other Approvals. For all Loans, the Borrower shall have possession of all other documents required by the relevant Qualified Investor to be held by the Borrower, and the Agent shall have received such other approvals, opinions and documents as the Agent may request.

            Section 4.07 Temporary Release of Collateral Documents; Delivery of Collateral Documents.

            (a) Return to the Borrower. The Borrower may from time to time request in writing that the Collateral Custodian return Mortgage Notes to the Borrower on a temporary basis for the purpose of correction or completion and the Collateral Custodian may, provided that there is no Default or Event of Default hereunder, unless directed not to do so by the Agent, deliver the requested Mortgage Notes to the Borrower. The written request to release shall be in the form of a trust receipt in form and content satisfactory to the Agent and attached hereto as Exhibit 4.07. Promptly upon completion of such correction or completion, the Borrower shall return such Mortgage Notes to the Collateral Custodian, but in no case later than ten days from the date same were shipped to the Borrower. The Collateral Custodian shall not release to the Borrower at any given time Mortgage Notes related to Pledged Mortgages with an outstanding principal balance in excess of One Million Dollars ($1,000,000) in the aggregate. If the Borrower fails to return any Collateral Documents within ten days of the delivery thereof to the Borrower or if such Collateral Documents are not corrected or completed so as to comply with the terms of this Agreement, the Pledged Mortgage to which such Collateral Documents relate shall not be included in the Borrowing Base.

            (b) Delivery to a Qualified Investor. Provided that there is no Default hereunder, the Borrower may from time to time make requests by written notice to the Collateral Custodian to deliver Collateral Documents relating to a Mortgage Loan or Pledged Securities to a Qualified Investor who has issued a Take-Out Commitment to the Borrower, for review prior to purchase. Provided that there is no Default or Event of Default hereunder (or the Agent has instructed the Collateral Custodian not to), the Collateral Custodian shall deliver the requested Collateral Documents relating to such Mortgage Loan or Pledged Securities to the Qualified Investor designated by the Borrower, along with a bailee letter in form and content satisfactory to the Agent. If any Qualified Investor fails to return any Collateral Documents or Pledged Securities to the Collateral Custodian within twenty-one days of the delivery thereof or on such earlier date requested by the Collateral Custodian or the Agent, the Mortgage Loan to which such Collateral Documents related or Collateral Value of Mortgage-backed Securities shall not be included in the Borrowing Base.

            (c) Delivery to an Approved Custodian. Provided that there is no Default hereunder, the Borrower may from time to time make requests by written notice to the Collateral Custodian to deliver Collateral Documents relating to a Mortgage Loan or Pledged Securities to an Approved Custodian for purposes of examination or delivery in connection with the issuance of Mortgage-backed Securities. Provided that there is no Default or Event of Default hereunder (or the Agent has instructed the Collateral Custodian not to), the Collateral Custodian shall deliver the requested Collateral Documents relating to such Mortgage Loan or Pledged Securities to the Approved Custodian designated by the Borrower, along with a bailee letter in form and content satisfactory to the Agent. If any Approved Custodian fails to return any Collateral Documents or Pledged Securities to the Collateral Custodian within twenty-one days of the delivery thereof or on such earlier date requested by the Collateral Custodian or the Agent, the Mortgage Loan to which such Collateral Documents related or Collateral Value of Mortgage-backed Securities shall not be included in the Borrowing Base.

            Section 4.08 Deemed Representation. Each request for a Loan and acceptance by the Borrower of any Loan shall constitute a representation and warranty that the statements contained in Section 4.02 are true and correct both on the date of such notice and as of the date of the providing of such Loan.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

            The Borrower hereby represents and warrants that:

            Section 5.01 Formation, Good Standing and Due Qualification. It is duly formed, validly existing and in good standing under the laws of the state of its formation, has the power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified and in good standing under the laws of each other jurisdiction in which such qualification is required or where such qualification is necessary to permit it to enforce any Mortgage Loan.

            Section 5.02 Power and Authority; No Conflicts. The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party has been duly authorized and does not and will not: (1) contravene its articles of incorporation, by-laws, operating agreement or other formation documents; (2) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by this Agreement), registration, consent or approval under any Law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower; (3) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; (4) result in, or require, the creation or imposition of any Lien (other than as created under this Agreement) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower; or (5) cause the Borrower to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

            Section 5.03 Legally Enforceable Agreements. Each Loan Document to which the Borrower is a party is a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

            Section 5.04 Litigation. There are no actions, suits or proceedings pending or threatened, against or affecting the Borrower before any court, governmental agency or arbitrator, which could, in any one case or in the aggregate, result in (1) a Material Adverse Change or (2) liability to the Borrower in excess of Two Hundred Fifty Thousand Dollars ($250,000).

            Section 5.05 Financial Statements. All financial information furnished to the Banks concerning the operations of the Borrower on a consolidated basis, the balance sheets and related statements of income and retained earnings of the Borrower, as at any date, and for any period ending on or prior to 10/31/99, fairly present the financial condition of the Borrower at such date and the results of the Borrower's operations for the periods covered by such statements. There are no liabilities of the Borrower, fixed or contingent, which are material but are not reflected on Schedule 5.05 hereto. No information, exhibit, or report furnished by the Borrower to the Banks in connection with this Agreement contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

            Section 5.06 Ownership and Liens. The Borrower has title to, or valid leasehold interests in, all of its properties and assets, real and personal, including the properties and assets and leasehold interests reflected in the financial statements referred to in Section 5.05 (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by it and none of its leasehold interests is subject to any Lien, except as may be permitted under this Agreement.

            Section 5.07 Taxes. The Borrower has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies reported thereon to be due, including interest and penalties, except to the extent they are the subject of a Good Faith Contest.

            Section 5.08 ERISA. The Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; the Borrower nor any ERISA Affiliate of the Borrower has not completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower has met its minimum funding requirements under ERISA with respect to all of its Plans and there are no unfunded vested liabilities; and the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

            Section 5.09 Subsidiaries. Except as set forth on Schedule 5.09 hereof, the Borrower does not have any Subsidiaries. The ownership of all of the issued and outstanding shares of stock in the Borrower is held by the Persons listed on Schedule 5.09 attached hereto, and in the amounts and percentages listed therein.

            Section 5.10 Operation of Business; Prior or Existing Restrictions, Etc. The Borrower possesses all licenses, qualifications (including licenses and qualifications required in each state where each Single Family Residence securing each Mortgage Loan acquired or originated by the Borrower is located), Agency approvals, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct the Borrower's business substantially as now conducted and as presently proposed to be conducted and the Borrower is not in violation of any valid rights of others with respect to any of the foregoing. The Borrower has disclosed all written reports, actions and/or sanctions of any nature threatened, and all reviews, investigations, examinations, audits, actions and/or sanctions that have been undertaken and/or imposed as of the date of this Agreement and of which the Borrower has knowledge, by any federal or state agency or instrumentality (including any Agency) with respect to either the lending or related financial operations of the Borrower. The Borrower is operating under any type of agreement or order (including, without limitation, a supervisory agreement, memorandum of understanding, cease and desist order, capital directive, supervisory directive, or consent decree) with any state or federal banking department or government banking or other agency or instrumentality (including any Agency), and the Borrower is in compliance with any and all capital, leverage or other financial standards and requirements imposed by any applicable regulatory authority, agency or instrumentality, including any Agency.

            Section 5.11 No Default on Outstanding Judgments or Orders. The Borrower has satisfied all judgments and the Borrower is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

            Section 5.12 No Defaults on Other Agreements. The Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any certificate of incorporation or corporate restriction which could result in a Material Adverse Change. The Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which could result in a Material Adverse Change.

            Section 5.13 Labor Disputes and Acts of God. Neither the business nor the properties of the Borrower has been and continues to be affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hurricane, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could result in a Material Adverse Change.

            Section 5.14 Partnerships. The Borrower is not a partner in any partnership or any joint venture except as set forth in Schedule 5.14 hereto.

            Section 5.15 Environmental Protection. The Borrower has obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization could not result in a Material Adverse Change. The Borrower is in compliance with all Environmental Laws and the terms and conditions of any required permits, licenses and authorizations, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those Laws or contained in any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply could not result in a Material Adverse Change.

            The Collateral contains no Hazardous Materials that, under any Environmental Law currently in effect, (1) would impose liability on the Borrower that could result in a Material Adverse Change, or (2) could result in the imposition of a Lien on the Collateral or any portion thereof or any other assets of the Borrower, in each case if not properly handled in accordance with applicable Law.

            Section 5.16 Management of Borrower. As of the Closing Date,
Schedule 5.16 sets forth the key members of the management of the Borrower.

            Section 5.17  Compliance   with  Laws.   The   Borrower   and  the
operation of its business are in compliance with all applicable Laws.

            Section 5.18 Solvency. To the best of the Borrower's knowledge, the Borrower is, and after receipt and application of advances hereunder will be, solvent such that: (i) the fair value of its assets (including without limitation the fair salable value of the goodwill and other intangible property of the Borrower) is greater than the total amount of its liabilities, including without limitation, contingent liabilities, (ii) the present fair salable value of its assets (including without limitation the fair salable value of the goodwill and other intangible property of the Borrower) is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, and (iii) it is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business. The Borrower does not (i) intend to, nor does it believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (ii) is engaged in a business or transaction, or about to engage in a business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice and industry in which it is engaged. For purposes of this Section 5.18, in computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual mature liability.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

            So long as the Notes or any Obligation shall remain unpaid or the Commitment shall exist hereunder, or any other amount is owing by the Borrower hereunder or under any other Loan Document, the Borrower shall:

            Section 6.01 Maintenance of Existence. Preserve and maintain its existence and good standing in the state of its formation and qualified to do business and remain qualified in each jurisdiction in which such qualification is required.

            Section 6.02 Conduct of Business. Continue to engage in an efficient and economical manner in a business of the same general type as conducted by it on the Closing Date, and use its best efforts to adhere to customary practices and standards in effect from time to time in the mortgage banking industry.

            Section 6.03 Maintenance of Properties. Maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

            Section 6.04 Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all of its financial transactions.

            Section 6.05  Maintenance   of   Qualification    with   Agencies.
Preserve and maintain its qualifications with the Agencies.

            Section 6.06 Maintenance of Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated or required by any agreement to which the Borrower is a party, including, without limitation, a standard policy of mortgage bankers' blanket bond insurance. To the extent permitted under the terms of the policy, the Borrower shall cause the Agent to be named, and remain named as long as any amounts are outstanding on the Notes, an additional insured on such mortgage bankers' blanket bond insurance policies. Such insurance may provide for reasonable deductibility from coverage thereof

            Section 6.07 Compliance with Laws. Comply in all respects with all applicable Laws and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent they are the subject of a Good Faith Contest.

            Section 6.08 Right of Inspection. At any reasonable time and from time to time the Borrower shall permit the Agent or any Bank or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of, the Borrower and to discuss the affairs, finances and accounts of the Borrower with the Borrower's officers and directors and independent certified public accountants.

            Section 6.09 Reporting Requirements. Furnish directly to the Agent and to each Bank:

            (a) Annual Financial Statements of the Borrower. As soon as available and in any event within ninety days after the end of the respective fiscal years of the Borrower and each of its Subsidiaries (a) the balance sheet of the Borrower and each of its Subsidiaries as of the end of such fiscal year, the statements of income and retained earnings of the Borrower, and the statements of cash flows of the Borrower for such fiscal year, on a Consolidating and Combining basis, all prepared in accordance with GAAP consistently applied and accompanied by an opinion thereon acceptable to the Agent by independent certified public accountants of national standing selected by the Borrower, and acceptable to the Agent and (b) with respect to the foregoing, reports of the independent certified public accountants stating in comparative form the respective figures for the corresponding date and period in the prior fiscal years.

            (b) Quarterly Financial Statements. Each fiscal quarter, as soon as available and in any event not later than forty-five days after the end of the fiscal quarter, a balance sheet of the Borrower as of the end of such quarter, statements of income and retained earnings of the Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and statements of changes in financial position of the Borrower for the portion of the fiscal year ended with the last day of such quarter, all on a Consolidating and Combining basis and all in reasonable detail and stating in comparative form the respective figures of the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrower;

            (c) Monthly Report. As soon as available, and in any event within 30 days of the end of each month, the balance sheet and income statement of the Borrower as of the end of such month prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrower.

            (d) Management Letters. As soon as available and in any event within one hundred twenty days after the end of each fiscal year, copies of any reports submitted to the Borrower by independent certified public accountants in connection with the examination of the financial statements of the Borrower made by such accountants.

            (e) Certificate of No Default. Not later than 30 days after the last day of each month, the Borrower will provide the Agent with a certificate (the "Certificate of No Default") of the chief financial officer, controller or chief executive officer of the Borrower (a) certifying that to the best of his or her knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (b) with computations demonstrating compliance with the covenants contained in Article VIII.

            (f) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or Governmental Authority, affecting the Borrower which, if determined adversely to the Borrower, could result in a Material Adverse Change.

            (g) Notices of Defaults and Events of Default. As soon as possible and in any event within five days after the occurrence of each Default or Event of Default a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto.

            (h) ERISA Reports. As soon as possible and in any event within five days after the Borrower knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to the Agent a certificate of the chief financial officer of the Borrower setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto.

            (i) Reports to Other Creditors. Promptly after the furnishing thereof, unless prohibited by law, copies of any statement or report furnished to any other creditor pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Agent pursuant to any other clause of this Agreement.

            (j) Reports, Etc. Promptly after the sending or filing thereof, copies of all financial statements and reports which the Borrower sends to, or receives from, any Governmental Authority or Agency.

            (k) Insurance. Upon the occurrence of any casualty, damage or loss, whether or not giving rise to a claim under any insurance policy, in an amount greater than Two Hundred Fifty Thousand Dollars ($250,000), notice thereof, together with copies of any document relating thereto (including copies of any such claim) in possession or control of the Borrower or any agent of the Borrower.

            (l) Material Adverse Change. As soon as possible and in any event within three Business Days after the Borrower has knowledge of the occurrence of any event or circumstance which could result in or has resulted in a Material Adverse Change, written notice thereof.

            (m) Offices. Thirty days prior written notice of any change in the chief executive office or principal place of business of the Borrower.

            (n) Management. Thirty days prior written notice of any change in the management of the Borrower as set forth in Schedule 5.16.

            (o) Liens. As soon as possible and in any event within three Business Days after the Borrower has knowledge of the assertion of any Lien against the Collateral or the occurrence of any event that could have a Material Adverse Change in respect of the value or marketability of the Collateral or the validity, enforceability or priority of the Liens created under this Agreement, written notice thereof

            (p) Environmental Notices. As soon as possible and in any event within five Business Days after receipt, copies of all Environmental Notices received by the Borrower which are not received in the ordinary course of the Borrower's business.

            (q) Reports Relating to Collateral. (1) With respect to Conforming Mortgage Loans only, as soon as available and in any event within ten days after the end of each month:

                  (i) A separate schedule from the Borrower in a form satisfactory in form and content to the Agent of all commitments to make Mortgage Loans, commitments to purchase Mortgage Loans and other information related to all Mortgages/Loans intended to be or which are pledged under this Agreement as to the Borrower.

                  (ii) A separate schedule for the Borrower in a form satisfactory in form and content to the Agent of all Take-Out Commitments held by the Borrower grouped by type of Mortgage Loan (whether or not delivered as Collateral hereunder) which qualifies for delivery pursuant to such Take-Out Commitments, listing the name of the investor, the commitment amount which remains available for future deliveries, the yield requirement or the price and interest rate for which said price is quoted, and the expiration, delivery or settlement date for each such Take-Out Commitment, and the weighted average yield requirement or the weighted average price at each applicable interest rate for each such group of Take-Out Commitments and (b) a schedule in a form satisfactory in form and content to the Agent listing the mandatory Take-Out Commitments held by the Borrower which shall be satisfied by delivering Mortgage Loans which the Borrower has committed to purchase; and

                  (iii) From time to time, with reasonable promptness, such further information regarding the Collateral as the Agent or any Bank may request.

                  (2) As soon as available, but in any event not later than the date that such reports, if any, are delivered to the Agencies, copies of all annual and regularly delivered reports to the Agencies relating to the Borrower's Mortgage Loan origination and acquisition activities and other matters requested or required by the Agencies.

                  (3) As soon as available, but in any event not later than three Business Days after the receipt thereof by the Borrower, of any notice received from an Agency or a Qualified Investor relating to a material default or other deficiency under a Take-Out Commitment which could result in termination thereof.

                  (4) As soon as available, but in any event not later than ten days after the end of each month, a report of aging and delinquencies for all Pledged Mortgage Loans.

            (r) General Information. Such other information respecting the condition or operations, financial or otherwise, of the Borrower as either the Agent or any Bank may from time to time request.

            Section 6.10 Compliance With Environmental Laws. Comply in all material respects with all applicable Environmental Laws and immediately pay or cause to be paid all costs and expenses incurred in connection with such compliance.

            Section 6.11 Agency and Take-Out Commitments. Maintain valid and enforceable Take-Out Commitments sufficient at all times to (i) satisfy the requirements of this Agreement and (ii) in accordance with prudent business practices to protect the Borrower against interest rate risk with respect to Mortgage Loans originated or acquired by it and to permit the timely sale of Mortgage Loans in accordance with prudent mortgage banking industry practices.

            Section 6.12 Taxes. Pay and discharge all taxes, assessments or other governmental charges or levies imposed on the Borrower or any of its property or assets prior to the date on which any penalty for non-payment or late payment is incurred, unless the same are the subject of a Good Faith Contest.

            Section 6.13 ERISA. (a) Comply in all material respects with the provisions of ERISA to the extent applicable to any employee benefit plan maintained for the Borrower's or a Subsidiary's employees or any multiemployer pension plan to which the Borrower, any Subsidiary or any ERISA Affiliate is required to contribute; not incur any material accumulated funding deficiency or withdrawal liability (within the meaning of ERISA), or any material liability to the PBGC; and not permit any Prohibited Transaction or Reportable Event or other event to occur which could result in a Material Adverse Change with respect to the Borrower or any employee benefit plan or which may be the basis for the PBGC to assert a material liability against it or which may result in the imposition of a lien on the Borrower's properties or assets.

            (b) Notify the Agent in writing promptly after it has come to the attention of senior management of the Borrower of the assertion or threat of any Prohibited Transaction or Reportable Event, the existence of any fact or set of facts or event (including without limitation any change in the actuarial assumptions or funding methods of any employee benefit plan or the incurrence of any withdrawal liability under any multiemployer plan) which could have a Material Adverse Change or may be the basis for the PBGC to assert a material liability against it or impose a Lien on the Borrower's properties or assets. The Borrower shall also provide to the Agent promptly after receipt thereof, copies of (i) all notices received by the Borrower or any ERISA Affiliate of the reorganization of any multiemployer pension plan or the PBGC's intent to terminate any employee benefit plan or multiemployer pension plan administered or maintained by the Borrower or any ERISA Affiliate, or to have a trustee appointed to administer any such employee benefit plan; and (ii) at the request of a Bank each annual report and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each employee benefit plan or multiemployer plan administered or maintained by the Borrower or any ERISA Affiliate or to which the Borrower makes contributions, and schedules showing the amounts contributed to each such plan by or on behalf of the Borrower or any ERISA Affiliate in which any of the Borrower's personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each such plan.

            Section 6.14 Year 2000 Compliance. Perform all acts reasonably necessary to ensure that: (i) the Borrower and any business in which it holds a substantial interest, and (ii) all customers, suppliers and vendors that are material to the Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of the Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this Section, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. The Borrower shall, immediately upon request, provide to the Agent for the benefit of the Banks such certifications or other evidence of the Borrower's compliance with terms of this paragraph as the Agent or any Bank may from time to time require.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

            So long as the Notes or any Obligation shall remain unpaid or the Commitment shall exist hereunder or any other amount is owing by the Borrower hereunder or under any other Loan Document, the Borrower shall not:

            Section 7.01 Liens. (a) Create, incur, assume, or suffer to exist, any Lien upon or with respect to any of its properties, now owned or hereafter acquired, except the following kinds of Liens on properties other than Mortgage Loans ("Permitted Liens"):

                  (1) Liens in favor of the Agent, for the benefit of the Banks;

                  (2) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are the subject of a Good Faith Contest;

                  (3) Liens imposed by Law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty days or which are the subject of a Good Faith Contest;

                  (4)   Liens  under   workers'   compensation,   unemployment
insurance, Social Security, or similar legislation;

                  (5) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, indemnity, performance, or other similar bonds, or other similar obligations arising in the ordinary course of business, and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Borrower secured by a pledge of assets permitted under this clause, including interest and penalties thereon, if any, shall not be in excess of $250,000 at any one time outstanding;

                  (6) Judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are the subject of a Good Faith Contest;

                  (7) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Borrower of the property or assets encumbered thereby in the normal course of the Borrower's business or materially impair the value of the property subject thereto;

                  (8) Purchase-money Liens on any property hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease; and

No Liens shall be permitted on Mortgage Loans other than the Liens of the Agent for the benefit of the Banks hereunder.

            (b) Agree with any other Person to prohibit or otherwise restrict its ability to grant Liens upon, or security interests in, any of its property to the Agent or to the Banks.

            Section 7.02 Debt. Create, incur, assume, or suffer to exist, any Debt, except:

            (a)   Debt of the Borrower under this Agreement or the Notes;

            (b)   Debt described in Schedule 7.02;

            (c) Accounts payable to trade creditors for goods or services and current operating liabilities (other than for borrowed money), in each case incurred in the ordinary course of business as presently conducted; and

            (d) Debt of the Borrower secured by purchase-money Liens permitted by Section 7.01 (a)(8).

            Section 7.03 Mergers, Etc. Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person; provided that the Borrower may acquire the assets of, or merge with, another Person in a similar line of business if, immediately after giving effect to such merger or acquisition (i) no default or Event of Default exists and is continuing, (ii) the Borrower is the surviving Person, and (iii) the assets acquired are pledged to the Agent as Collateral hereunder.

            Section 7.04 Leases. Create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any real or personal property, except: (1) Capital Leases permitted under Section 7.01(a)(8); (2) leases existing on the date of this Agreement and any extensions, renewals or replacements thereof, including but not limited thereto, the lease of Borrower's primary or other business locations and (3) new leases for equipment and similar items used in the ordinary course of the Borrower's business.

            Section 7.05 Sale and Leaseback. Sell, transfer, or otherwise dispose of any real or personal property to any Person and thereafter directly or indirectly lease back the same or similar property.

            Section 7.06 No Dividends. Advances or Distributions. Declare or pay any cash or stock dividends or make any cash advances or distributions of any kind to any of the Borrower's stockholders, directors, officers, employees, or affiliated companies.

            Section 7.07 Management of the Borrower. Cause or permit Michael Strauss to not be the President of the Borrower, unless the Majority Banks shall have approved any replacement President.

            Section 7.08 Sale of Assets. (a) Sell, lease, assign, transfer, or otherwise dispose of any of the Borrower's now-owned or hereafter acquired assets (including, without limitation, receivables, and leasehold interests), except, subject to Subsection (b) of this Section 7.08, the sale or other disposition of assets (i) in the ordinary course of the Borrower's business or
(ii) no longer used or useful in the conduct of its business, or

            (b)   Sell any Mortgage Loans on a recourse basis.

            Section 7.09 Investments. Make any loan or advance to any Person (other than Mortgage Loans in the ordinary course of business), or purchase or otherwise acquire any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person, except the Borrower may acquire or invest in: (1) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper of a domestic issuer rated at least "A-l" by Standard & Poor's Rating Agency or "P-l" by Moody's Investors Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One Billion Dollars ($1,000,000,000);
(4) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower; and (5) investments required to be made or purchased by any Agency or any applicable provisions of law; provided that the Borrower may engage in joint ventures in a similar line of business as the Borrower or create subsidiaries to the extent that the Borrower obtains and retains a controlling interest and to the extent that the total value of the investment by the Borrower in any such joint venture or subsidiary does not exceed Five Million Dollars ($5,000,000).

            Section 7.10 Financial Hedge Instruments. Engage in financial hedge transactions of any kind (i) other than financial hedge transactions such as mandatory commitments with FNMA, FHLMC or other Qualified Investors or (ii) for interest rate protection purposes (but not for speculation purposes) with respect to the Borrower's loan pipeline.

            Section 7.11 Guaranties, Etc. Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss) for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposits or collection or similar transactions in the ordinary course of business.

            Section 7.12 Transactions With Affiliates. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                                  ARTICLE VIII

                               FINANCIAL COVENANTS

            So long as the Notes and any Obligation shall remain unpaid or the Commitment shall exist hereunder or any other amount is owing by the Borrower hereunder or under any other Loan Document:

            Section 8.01 Financial Covenants. The Borrower will maintain at all times and tested as of the last day of each fiscal year:

            (a) Tangible Stockholder's Equity in the minimum amount of $5,500,000;

            (b)   a Leverage Ratio not exceeding 11:1.


                                   ARTICLE IX

                                EVENTS OF DEFAULT

            Section 9.01 Events of Default. Any of the following events shall be an "Event of Default":

            (a) The Borrower shall: (a) fail to pay the principal amount of the Loans when due; or (b) fail to make any of the prepayments required by
Section 2.08 as and when required; (c) fail to fulfill or satisfy any of the covenants regarding the Collateral in Section 3.05; or (d) fail to pay within five days after the Agent bills it interest on the Loan or any fee or interest or any other amount due under this Agreement or any other Loan Document;

            (b) any representation or warranty made or deemed made by the Borrower in this Agreement or in any other Loan Document or Which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

            (c) (1) the Borrower shall fail to perform or observe any covenant contained in Articles VII and VIII of this Agreement, or (2) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement (other than as referred to above in Sections 9.01(a), (b) or (c)(I)) and such failure of performance or observance is not cured within fifteen days;

            (d) the Borrower shall: (a) fail to pay any Debt (other than the payment obligations described in (a) above), of the Borrower when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (b) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Debt, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or the lapse of time, or both, of the maturity of such Debt, whether or not the failure to perform or observe shall be waived by the holder of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

            (e) the Borrower: (a) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed or unstayed for a period of thirty days or more; or shall be the subject of any proceeding under which its assets may be subject to seizure, forfeiture or divestiture; or (e) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (f) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty days or more;

            (f) one or more judgments, decrees or orders for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate shall be rendered against the Borrower, and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal;

            (g) any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (a) any Prohibited Transaction involving any Plan; (b) any Reportable Event shall occur with respect to any Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance exists which might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings;
(e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of the Agent subject the Borrower or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceeds or may exceed Two Hundred Fifty Thousand Dollars ($250,000);

            (h) this Agreement shall at any time and for any reason cease to create a valid and perfected first priority Lien in the Collateral or the validity or enforceability of this Agreement shall be contested by the Borrower, or the Borrower shall deny it has any further liability or obligation under this Agreement; or

            (i) if there is a Material Adverse Change in the Collateral, or if there shall occur a Material Adverse Change (as determined by the Agent or the Agent, as directed by the Majority Banks), or if the Majority Banks in good faith believe that the prospects of payment, performance or realization upon the Collateral is impaired, or if the Majority Banks shall deem themselves insecure.

            Section 9.02 Remedies. (a) If any Event of Default shall occur and be continuing, the Agent may, and shall, at the request of the Majority Banks, by notice to the Borrower, (1) declare the Commitments to be terminated, whereupon the same shall forthwith terminate; (2) declare the Notes, all interest thereon, and all other amounts payable under this Agreement and any other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts due under this Agreement and under any other Loan Document shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; and/or (3) exercise any remedies provided in any of the Loan Documents, at Law or otherwise with respect to the Collateral and the Loans; provided, however, that upon the occurrence of an Event of Default referred to in Section 9.01(e), the Commitment shall automatically terminate and the Notes and any other amounts payable under this Agreement and any of the other Loan Documents, and all interest on any of the foregoing shall be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

            (b) Upon the occurrence of an Event of Default, the Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, at Law or otherwise available to it, all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code (whether or not the applicable Uniform Commercial Code applies to the affected Collateral) and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent or Collateral Custodian at a place to be designated by the Agent, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's or Collateral Custodian's offices or elsewhere, for cash, on credit or for future delivery, and upon such other commercially reasonable terms. The Borrower agrees that, to the extent notice of sale shall be required by law, five days prior notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent in a restricted account (which the Agent is hereby authorized to establish) as Collateral for, and/or then or at any time thereafter applied in accordance with the terms of
Section 9.03 in whole or in part by the Agent against, all or any part of the Obligations. After the occurrence of an Event of Default, the Agent shall have the right to deliver any Pledged Mortgage into any Take-Out Commitment and to obtain the benefits of any Agency commitment, in any such event either in the name of the Agent or the Borrower, pursuant to the power of attorney granted under this Agreement or otherwise.

            Section 9.03 Application of Proceeds. The proceeds of any sale or enforcement of all or any part of the Collateral shall be applied by the
Agent:

            First to the payment of all costs and expenses incurred by (a) the Agent in connection with such sale or enforcement of (i) any rights and benefits afforded hereby, by any other Loan Documents or at Law, and/or (ii) the Liens granted hereunder of all or any part of the Collateral or of the Liens, collateral, any guaranty or other assurances granted under the other Loan Documents, (b) the Agent in collecting, maintaining and preserving the Collateral, (c) the Agent and the Banks in the enforcement of this Agreement, the Notes and the other Loan Documents, including payment to the Agent's and any of the Banks' agents and counsel in accordance with Section 11.06, and to the payment of all expenses, liabilities and advances made or incurred by such parties in connection therewith;

            Second, to the payment of all accrued and unpaid interest due and owing on the Outstanding Credit on a pro rata basis for each of the Banks in proportion to each Bank's share of the Outstanding Credit;

            Third, to the payment of all unpaid Outstanding Credit on a pro rata basis for each of the Banks in proportion to each Bank's share of the Outstanding Credit;

            Fourth, to the payment of all other amounts owed by the Borrower in respect of the Loan Documents; and

            Finally, to the payment to the Borrower, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

If the proceeds of any such sale are insufficient to cover the amounts described in clauses First through Fourth, inclusive, above, the Borrower shall remain liable for any deficiency.

            Section 9.04 The Agent May Perform. If the Borrower fails to perform any agreement contained in this Agreement, the Agent may itself perform (but shall not be obligated to perform), or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower under Section 11.06.

            Section 9.05 The Agent's Duties With Respect to Collateral. The powers conferred on the Agent under this Agreement are solely to protect its interest and the interests of the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            Section 9.06 Continuing Security Interest; Transfer of Note. This Agreement creates a continuing Lien in the Collateral and shall (i) remain in full force and effect until termination of the Commitment and payment in full of all the Obligations to the Banks, (ii) be binding upon the Borrower, and their successors and assigns, and (iii) inure to the benefit of the Banks and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), each Bank may assign or otherwise transfer any document evidencing any Obligation held by it to its successors or any Affiliate, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise. Upon termination of the Commitment and the payment in full of the Obligations, the Lien granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Agent will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

                                    ARTICLE X

                                    THE AGENT

            Section 10.01 Appointment and Authorization. Each Bank hereby appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are incidental thereto.

            Section 10.02 General Immunity. In performing its duties as Agent hereunder, the Agent will take the same care as it takes in connection with loans in which it alone is interested. However, neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith except for its or their own gross negligence or willful misconduct.

            Section 10.03 Consultation with Professionals. The Agent may consult with legal counsel and other professionals selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel and professionals in their respective areas of expertise.

            Section 10.04 Documents. The Agent shall not be under a duty to examine or pass upon the effectiveness, genuineness or validity of this Agreement or any of the Notes or any other instrument or document furnished pursuant hereto or in connection herewith, and the Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be.

            Section 10.05 Delivery of Collateral Reports. The Agent shall promptly deliver to the Banks the monthly collateral reports delivered by the Collateral Custodian in accordance with Section 4D of the Custodial Agreement.

            Section 10.06 Rights as a Bank. With respect to its Commitment and their respective portions of the Loan, the Agent shall have the same rights and powers hereunder as any Bank and may exercise the same as though it was not the Agent, and the terms "Bank" and "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to and generally engage in any kind of banking or trust business with the Borrower as if it was not the Agent.

            Section 10.07 Responsibility of the Agent. It is expressly understood and agreed that the obligations of the Agent hereunder are only those expressly set forth in this Agreement and that the Agent shall not be entitled to assume that no Default or Event of Default, has occurred and is continuing, unless the Agent has actual knowledge of such fact or has received notice from a Bank that such Bank considers that a Default or Event of Default has occurred and is continuing and specifying the nature thereof

            Section 10.08 Action by the Agent. So long as the Agent shall be entitled, pursuant to Section 10.06 hereof, to assume that no Default or Event of Default has occurred and is continuing, the Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights that may be vested in it by, or with respect to taking or refraining from taking any action or actions that they may be able to take under or in respect of, this Agreement. The Agent shall not incur liability under or in respect of this Agreement by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything that it may do or refrain from doing in the reasonable exercise of its judgment, or that may seem to it to be necessary or desirable under the circumstances.

            Section 10.09 Notices of Event of Default, Etc. In the event that the Agent shall have acquired actual knowledge of any Default or Event of Default, the Agent shall promptly give written notice thereof to the Banks, and the Agent may take such action and assert such rights with respect to taking or refraining from taking any action or actions that it may be able to take under or in respect of, this Agreement, as it deems to be advisable in its discretion for the protection of the interests of the Banks including, without limitation, the exercise of rights and remedies under Article IX hereof.

            Section 10.10 Indemnification of the Agent. The Banks agree to indemnify the Agent (to the extent reimbursable, but not reimbursed by the Borrower), ratably according to the amount of each Bank's Commitment, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatever that may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

            Section 10.11 Resignation or Replacement of the Agent. The Agent may resign at any time by giving 30 days written notice thereof to each of the Banks and to the Borrower or may be replaced by the Majority Banks for cause. Upon any such resignation or replacement, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after any such notice of resignation, then the resigning entity may, on behalf of the Banks, appoint a successor which shall be another Bank, if any other Bank is willing to serve in such capacity, or, if not, a commercial bank organized under the laws of the United States of America or any State thereof having a combined capital and surplus of at least $1,000,000,000. After any such resignation or replacement, the provisions of this Article 10 shall continue in effect for the benefit of the resigning entity with respect to any actions taken by or omitted by it while acting as agent.

                                   ARTICLE XI

                                  MISCELLANEOUS

            Section 11.01 No Waiver; Cumulative Remedies. No failure or delay on the part of the Agent or any Bank in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. In the event of a dispute between the Borrower and the Agent concerning the principal amount outstanding hereunder, the interest rates applicable thereto, the amounts available under the Commitments, the payment of principal, interest and other amounts hereunder, or concerning similar factual matters, absent manifest error, the books and records of the Agent shall be irrebuttably presumed to be correct.

            Section 11.02 Set-Off; Disproportionate Payments. The Borrower agrees that, in addition to (and without limitation of) any right of setoff, bankers' lien or counter-claim the Agent and the Banks or any of them may have, each Bank shall have a right of setoff against, and a Lien upon all property of the Borrower now or at any time in the possession of the Agent or such Bank in any capacity whatever, including, but not limited to, the Borrower's interest in any deposit account, as security for all Obligations. In the event that any Bank exercises such rights, that Bank will, to the fullest extent permitted by law, apply the proceeds to the payment of its portion of the Obligations hereunder prior to applying any such amount against amounts due from the Borrower in connection with other transactions outside of this Agreement; and to the extent that such proceeds exceed such Bank's portion of the Obligations and if Obligations remain hereunder to other Banks, prior to applying any such excess proceeds against amounts due from the Borrower in connection with other transactions outside of this Agreement, such Bank shall remit the balance of any such proceeds to the Agent for the account of such other Banks with respect to such Obligations. To the fullest extent permitted by law, any proceeds obtained pursuant to this Section 11.02 shall be applied in accordance with Section 9.03. If at any time, as the result of exercising such rights or otherwise, any Bank receives a payment on account of its portion of the Loans in a proportion greater than similar payments on account of the portions of the Loans held by the other Banks, the Bank so receiving such greater proportionate payment will purchase a participation in the portions of the Loans held by the other Banks of such amount that after such purchase each Bank shall hold a proportionate share in the aggregate outstanding principal balance of Loans equal to their respective proportionate shares in the outstanding principal balance of Loans before the disproportionate payment. If, however, any payment on account of the Loans is rescinded or invalidated or must otherwise be restored or returned by the recipient in a bankruptcy or insolvency proceeding or otherwise, then any participations purchased as a result of such payment will be rescinded.

            Section 11.03 Amendments. Any of the provisions of this Agreement may be waived, modified or amended in writing by any agreement or agreements entered into by the Borrower and the Majority Banks, except that (1) all Banks must join in (a) the deferral of the payment of any interest or principal due hereunder, or fee due under Section 2.09(b) hereof, beyond its due date, (b) any reduction in the Borrower's obligation to repay the principal amount of the Loans or any decrease in the Interest Rate or fees applicable to the Loans,
(c) any change in the amount of the Commitment of any Bank or an increase in the aggregate amount of the Commitments, (d) any change in the Expiration Date,
(e) any amendment to this Section 11.03, (f) the release of any Collateral other than as provided in Section 3.04 or as otherwise permitted in accordance with this Agreement, or (g) any amendment to the definition of Majority Banks, and
(2) no such waiver, modification or amendment shall extend to or affect any obligation not expressly waived, modified or amended, or impair any right of the Banks related to such obligation.

            Section 11.04 Arbitration. (a) Upon demand of the Borrower or a Bank whether made before or after institution of any judicial proceeding, any claim or controversy arising out of, or relating to the Agreement between the parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements (as defined in 11 U.S.C. ss. 101) between the parties.

            (b) All arbitration hearings shall be conducted in the city in which the office of a Bank first stated above is located. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable federal or state substantive law except as provided herein.

            (c) Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self help including peaceful occupation of real property and collection of rents, set-off and peaceful possession of personal property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.

            (d) The parties agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute, whether the Dispute is resolved by arbitration or judicially.

            Section 11.05 Exchange of Information among Banks. Each Bank will promptly give each other Bank notice of any matter coming to its attention that, in its judgment, would materially and adversely affect the interest of any Bank in connection with this Agreement. No Bank will be liable for failure to give any other Bank notice under this Section 11.05 unless such Bank intentionally fails to provide such notice with the knowledge that such failure will materially and adversely affect the interest of the other Banks hereunder.

            Section 11.06 Costs and Expenses; Indemnification. The Borrower agrees to pay on demand (a) all reasonable costs and expenses of the Agent in connection with the preparation, printing, execution, delivery and administration of this Agreement, the Notes and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of pocket expenses of the Agent's counsel with respect thereto; all reasonable fees and expenses relating to any special audit or audits, investigations, examinations, or the like, of the finances or operations of the Borrower, conducted by the Agent's representatives), (b) all reasonable costs and expenses, if any, of the Banks in connection with the enforcement against the Borrower of this Agreement, the Notes and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of legal counsel with respect thereto) and (c) all reasonable costs, expenses and fees of the Agent in connection with any amendment, renegotiation or extension of this Agreement. The Borrower agrees to indemnify the Agent and the Banks, and their directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the Loan Documents or transactions contemplated by any of the Loan Documents, including any actual or proposed use by the Borrower of the proceeds of the Loans, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). The obligations of the Borrower under this Section 11.06 shall survive the repayment in full of the Notes and the Obligations and all amounts due under or in connection with any of the Loan Documents and the termination of the Commitment.

            Section 11.07 Binding Effect; Assignment; Participation. (a) This Agreement shall become effective when it shall have been executed by the Borrower and the Agent shall have been notified by each Bank that such Bank has executed it, and it shall thereafter be binding upon and inure to the benefit of the Borrower, the Agent and each of the Banks and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein.

            (b) Any Bank may assign to one or more banks or other institutions (each an "Assignee") acceptable to the Agent in its reasonable discretion, up to 100% of its Commitments and Loans under this Agreement and the Note, provided that in no event shall any such assignment under this Section be permitted if the amount of Commitments and Loans under this Agreement and the Note to be assigned in such assignment would be less than Five Million Dollars ($5,000,000), and further provided that in no event shall any such assignment be permitted if after such assignment the assigning Bank's Commitment would be less than Ten Million Dollars ($10,000,000). The assigning Bank shall timely notify the Agent of any assignment pursuant to this Section, and with respect to each assignment, the assigning Bank shall pay the Agent, for the Agent's account, a fee of Three Thousand Dollars ($3,000). Such Assignee shall assume rights and obligations, pursuant to an assignment and assumption agreement, reasonably satisfactory in form and substance to the Agent, executed by such Assignee and the assigning Bank. Upon execution and delivery of such instruments and payment by such Assignee to the assigning Bank of an amount equal to the purchase price agreed between the assigning Bank and such Assignee, such Assignee shall be a Bank under this Agreement and shall have all the rights and obligations of the assigning Bank with a Commitment as set forth in such assignment and assumption agreement, and the assigning Bank shall be released from its obligations hereunder to a corresponding extent with respect to the assigned interest, and no further consent or action by any Person shall be required. Upon the consummation of any assignment pursuant to this paragraph, a new Note or Notes shall be issued by the Borrower.

            (c) Any Bank may at any time sell a participation interest, without limitation as to amount, to one or more banks or other institutions (each a "Participant") of all or a proportionate part of all of its rights and obligations under this Agreement, the Note and the other Loan Documents pursuant to a participation agreement, provided, that any such participation agreement may not grant the participant the right to direct the Bank selling the participation interest as to how to vote on matters under this Agreement except with respect to voting hereunder regarding (1) changes in the maturity of the Loans, (2) the amount of the Commitments and (3) decreases in the interest rates.

            (d) The Borrower agrees to provide all assistance requested by any Bank to enable the Bank either to sell participations in or to make assignments of its portion of the Loans as permitted by this Section 11.07.

            Section 11.08 Chance in Laws; Increased Costs. In the event that any applicable law, order, regulation, treaty or directive issued by any central bank or any other applicable governmental authority, or in the governmental or judicial interpretation or application thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) issued subsequent to the date hereof by any central bank or other applicable government authority: (i) does or shall subject any Bank to any tax of any kind whatsoever with respect to this Agreement or any Loans made hereunder, or change the basis of taxation of payments to such Bank of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of such Bank imposed by the jurisdiction in which such Bank maintains its principal office); (ii) does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the accounts of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Bank which are not otherwise included in the determination of the Base Rate; or (iii) does or shall impose on such Bank any other condition; and the result of any oft he foregoing is to increase the cost to such Bank of making, renewing or maintaining any Loan hereunder, or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of such Bank or any Person controlling such Bank, then, in any such case, the Borrower shall promptly pay to the Agent for remittance to such Bank, upon its written demand made through the Agent, any additional amounts necessary to compensate such Bank for such additional cost or reduced amounts receivable or rate of return as reasonably determined by such Bank with respect to this Agreement or the Advances made hereunder. If a Bank becomes entitled to claim any additional amounts pursuant to this Section 11.08, it shall promptly notify the Borrower through the Agent of the event of which it has become so entitled. In conjunction with such notification, such Bank shall provide the Company with a certificate specifying any additional amounts payable pursuant to the foregoing sentence, which certificate shall set forth a calculation of such amounts in sufficient detail and according to reasonable and customary computation methods. The provisions of this Section 11.08 shall survive the termination of this Agreement and the payment of all obligations hereunder.

            Section 11.09 Notices. Except as specifically provided otherwise in this Agreement or in any of the other Loan Documents, all notices and the communications hereunder and thereunder shall be in writing (for requests for Loans hereunder, notice may be given by telephone, confirmed in writing within one (1) Business Day) at the addresses and numbers specified in this Agreement or at such other address or number of which notice thereof is given to the other parties. Notices in writing shall be delivered personally or sent by certified or registered mail postage prepaid or by telex or telecopy and shall be deemed received in the case of personal delivery, when delivered against a receipt therefor, in the case of mailing, on the fourth Business Day after mailing, in the case of telex, upon transmittal, and in the case of telecopies, when transmitted, provided, that the sender of a telex or telecopy must immediately confirm such transmittal in writing or by telephone. A telephonic notice to the Agent, as understood by the Agent, will be deemed to be the controlling and proper notice in the event of a discrepancy with, or failure to receive, a confirming written notice.

            Section 11.10 Usury. Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Agreement and the Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of applicable law limiting rates of interest which may be charged or collected by the Banks. Any payments of interest in excess of amounts permitted by applicable law limiting rates of interest shall be applied to reduce the Obligations.

            Section 11.11 Nature of the Banks' Obligations. The obligations of the Banks hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Agent or any Bank pursuant hereto shall be deemed to create a partnership, association, joint venture or other entity.

            Section 11.12 Nature of the Borrower's Obligations. The Obligations of the Borrower hereunder are joint and several, and the Borrower shall be fully liable for the full amount of all of the Obligations hereunder until all of such Obligations have been paid in full and all of the Commitments have terminated.

            Section 11.13 Table of Contents; Headings. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

            Section 11.14 Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

            Section 11.15 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

            Section 11.16 Integration. The Loan Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

            Section 11.17 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (BUT NOT THE LAW OF CONFLICTS OF LAW) OF THE COMMONWEALTH OF PENNSYLVANIA.

            Section 11.18 JURISDICTION; IMMUNITIES. THE BORROWER HEREBY ABSOLUTELY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA OR THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, ANY OTHER LOAN DOCUMENT, OR THE BANKING RELATIONSHIP GIVING RISE TO THIS AGREEMENT; AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH PENNSYLVANIA OR FEDERAL COURT. IN ANY SUCH ACTION OR PROCEEDING, THE BORROWER HEREBY ABSOLUTELY AND IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT, DECLARATION OR OTHER PROCESS AND HEREBY ABSOLUTELY AND IRREVOCABLY AGREES THAT

THE SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SPECIFIED BELOW (OR AT SUCH OTHER ADDRESS AS THE BORROWER SHALL LAST SPECIFY TO THE AGENT IN WRITING). THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE BORROWER FURTHER WAIVES ANY OBJECTION TO VENUE IN PHILADELPHIA AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN PHILADELPHIA ON THE BASIS OF FORUM NON CONVENIENS. THE BORROWER FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE AGENT WITH REGARD TO THIS CREDIT AGREEMENT SHALL BE BROUGHT ONLY IN PENNSYLVANIA OR UNITED STATES FEDERAL COURT SITTING IN PHILADELPHIA.

            NOTHING IN THIS SECTION 11.18 SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

            TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE NOTE, AND ANY OTHER LOAN DOCUMENT.

            Section 11.19 WAIVER OF JURY TRIAL. THE BORROWER HEREBY
(I) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF JURY TRIAL WOULD OTHERWISE ACCRUE. THE AGENT IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. THE BORROWER HEREBY CERTIFIES THAT NEITHER THE AGENT NOR ANY REPRESENTATIVE OR AGENT OF THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF THE UNDERSIGNED THAT THE AGENT WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       AMERICAN HOME MORTGAGE CORP.


                                       /s/ Michael Strauss
                                       ----------------------------------------
                                       Name:  Michael Strauss
                                       Title: President


Address for Notices:                   FIRST UNION NATIONAL BANK


                                       By: /s/ R. Steven Hall
                                           ------------------------------------
                                           Name:  R. Steven Hall
                                           Title: Vice President


Address for Notices:                   COMERICA BANK
   500 Woodward - 3256
   Detroit, MI  48226-3256
                                       By: /s/ Robert W. Marr
                                           ------------------------------------
                                           Name:  Robert W. Marr
                                           Title: Account Officer


Address for Notices:                   NATIONAL CITY BANK OF KENTUCKY


                                       By: /s/ Mary Jo Reiss
                                           ------------------------------------
                                           Name:  Mary Jo Reiss
                                           Title: Assistant Vice President

                               AMENDMENT NO. 1 TO

                  AMENDED AND RESTATED MORTGAGE WAREHOUSING
                           LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT ("Amendment"), dated as of December 22, 1999, is by and among AMERICAN HOME MORTGAGE (the "Borrower") and FIRST UNION NATIONAL BANK (as a Bank and as Agent), NATIONAL CITY BANK OF KENTUCKY and COMERICA BANK (collectively, the "Banks").

                                   BACKGROUND
                                   ----------

            A. The Borrower and the Banks are parties to that certain Amended and Restated Mortgage Warehousing Loan and Security Agreement dated as of December 6, 1999 (as amended from time to time, the "Agreement").

            B. The Borrower has requested that First Union temporarily increase the Wet Mortgage Loan Sublimit, and First Union's Commitment by $12,000,000.00.

            C. The Borrower and the Banks desire to amend the Agreement as set forth herein.

            D. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

            NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the parties hereto agree as follows:

            1. The definition of Wet Mortgage Loan Sublimit is hereby amended, effective upon the execution hereof by all parties hereto and until the earliest to occur of (a) an Event of Default, (b) the termination of the Commitments in full or (c) December 30, 1999 by deleting the reference to $30,000,000 contained therein and replacing it, with $42,000,000, and deleting the reference to $39,000,000 contained therein and replacing it with $51,000,000.

            2. Effective upon execution hereof by all parties hereto and delivery to First Union of the Note attached hereto as Exhibit "A," and until the earliest to occur of (a) an Event of Default, (b) the termination of the Commitments in full or (c) December 30, 1999, First Union's Commitment shall be increased from $35,000,000 to $47,000,000 and the total Commitment shall be increased from $60,000,000 to $72,000,000

            3. National City and Comerica, by signing below, each consent to the increase in the Wet Mortgage Loan Sublimit and the increase in First Union's Commitment as well as the overall Commitment.

            4. The Borrower has taken all corporate action necessary to authorize the execution, delivery and performance of this Amendment. This Amendment is, or when executed by the Borrower and the Guarantor delivered to the Agent together with the Note will be, a valid and legally binding obligation of the Borrower in accordance with its terms. The Borrower hereby ratifies and reaffirms the representations and warranties set forth in
Article V of the Agreement as being true and correct as of the date hereof.

            5. Except as amended hereby, all of the terms and conditions of the Agreement and the obligations of the Borrower under the Notes are ratified and confirmed, and the Agreement shall continue in full force and effect in accordance with its terms.

            6. This Amendment may be executed in counterparts, all of which counterparts, when taken together, will constitute the entire agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                          AMERICAN HOME MORTGAGE CORP.

                                          By  /s/ Michel Strauss
                                              ----------------------------------
                                          Its President
                                              ----------------------------------

                                       FIRST UNION NATIONAL BANK,
                                          as a Bank, and as Agent

                                       By  /s/ Sinclair Gillespie
                                           -------------------------------------
                                       Its Vice President
                                           -------------------------------------

                                       COMERICA BANK

                                       By  /s/ Robert W. Marr
                                           -------------------------------------
                                       Its Account Officer
                                           -------------------------------------

                                       NATIONAL CITY BANK OF KENTUCKY

                                       By  /s/ Mary Jo Reiss
                                           -------------------------------------
                                       Its Asst. Vice President
                                           -------------------------------------

                              Consent of Guarantor

            Michel Strauss, Guarantor under that certain Guaranty Agreement dated as of December 6, 1999, hereby consents to the foregoing increase in the Wet Mortgage Loan Sublimit and expressly acknowledges the increase of the Commitment and ratifies the continued existence of the Guaranty.

                                       /s/ Michel Strauss
                                       -----------------------------------------
                                       Michel Strauss

                               AMENDMENT NO. 2 TO
                  AMENDED AND RESTATED MORTGAGE WAREHOUSING
                           LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT ("Amendment"), dated as of January 2, 2000, is by and among AMERICAN HOME MORTGAGE (the "Borrower") and FIRST UNION NATIONAL BANK (as a Bank and as Agent), NATIONAL CITY BANK OF KENTUCKY and COMERICA BANK (collectively, the "Banks").

                                   BACKGROUND

            A. The Borrower and the Banks are parties to that certain Amended and Restated Mortgage Warehousing Loan and Security Agreement dated as of December 6, 1999 (as amended from time to time, the "Agreement").

            B. The Borrower has requested that certain modifications be made to the Agreement to accommodate late funding of Loans by the Agent.

            C. The Borrower and the Banks desire to amend the Agreement as set forth herein.

            D. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

            NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the parties hereto agree as follows:

            1. A new Section 2.04(c) is hereby added to the Agreement as follows:

                  "(c) The Agent may, subject to Section 2.04(b), above, advance its owns funds for Loans requested by the Borrower not later than 4:00 p.m. prevailing New York time."

            2. This Amendment shall be effective upon execution hereof by all parties hereto and delivery to First Union of the First Amendment to Custodial Agreement attached hereto as Exhibit "A."

            3. The Borrower has taken all corporate action necessary to authorized the execution, delivery and performance of this Amendment. This Amendment is, or when executed by the Borrower and the Guarantor delivered to the Agent together with the Note will be, a valid and legally binding obligation of the Borrower in accordance with its terms. The Borrower hereby ratifies and reaffirms the representations and warranties set forth in Article V of the Agreement as being true and correct as of the date hereof.

            4. Except as amended hereby, all of the terms and conditions of the Agreement and the obligations of the Borrower under the Notes are ratified and confirmed, and the Agreement shall continue in full force and effect in accordance with its terms.

            5. This Amendment may be executed in counterparts, all of which counterparts, when taken together, will constitute the entire agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                       AMERICAN HOME MORTGAGE CORP.

                                       By  /s/ Michael Strauss
                                           ------------------------------------
                                       Its  President
                                           ------------------------------------

                                       FIRST UNION NATIONAL BANK,
                                          as a Bank, and as Agent

                                       By  /s/ Mark Mendenhall
                                           ------------------------------------
                                       Its  Vice President
                                           ------------------------------------

                                       COMERICA BANK

                                       By  /s/ Robert W. Marr
                                           ------------------------------------
                                       Its  Account Officer
                                           ------------------------------------

                                       NATIONAL CITY BANK OF KENTUCKY

                                       By  /s/ Mary Jo Reiss
                                           ------------------------------------
                                       Its  Asst. Vice President
                                           ------------------------------------

                               AMENDMENT NO. 3 TO
                  AMENDED AND RESTATED MORTGAGE WAREHOUSING
                           LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT ("Amendment"), dated as of January 31, 2000, is by and among AMERICAN HOME MORTGAGE (the "Borrower") and FIRST UNION NATIONAL BANK (as a Bank and as Agent), NATIONAL CITY BANK OF KENTUCKY and COMERICA BANK (collectively, the "Banks").

                                   BACKGROUND
                                   ----------

            A. The Borrower and the Banks are parties to that certain Amended and Restated Mortgage Warehousing Loan and Security Agreement dated as of December 6,1999 (as amended from time to time, the "Agreement").

            B. The Borrower has requested that First Union temporarily increase the Wet Mortgage Loan Sublimit, and First Union's Commitment by $15,000,000.00.

            C. The Borrower and the Banks desire to amend the Agreement as set forth herein.

            D. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

            NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the parties hereto agree as follows:

            1. Subject to Paragraph 5 hereof, the definition of Wet Mortgage Loan Sublimit is hereby amended, effective upon the execution hereof by all parties hereto and the delivery by Borrower of its Second Replacement Note and until the earliest to occur of (a) an Event of Default, (b) the termination of the Commitments in full, (c) the closing a permanent increase in the total Commitment or (d) March 17, 2000 as follows:

                  "Wet Mortgage Loan Sublimit" means fifty percent (50%) of the Commitment; however, the Wet Mortgage Loan Sublimit shall increase to sixty-five percent (65%) of the Commitment for the first five (5) Business Days and the last five (5) Business Days of each month but may not exceed fifty percent (50%) of the Commitment for more than ten (10) Business Days each month.

            2. Subject to Paragraph 5 hereof, effective upon execution hereof by all parties hereto and delivery to First Union of the Second Replacement Note attached hereto as Exhibit "A" and until the earliest to occur of (a) an Event of Default, (b) the termination of the Commitments in full or (c) March 17, 2000, First Union's Commitment shall be increased from $35,000,000 to $50,000,000 and the total Commitment shall be increased from $60,000,000 to $75,000,000.

            3. National City and Comerica, by signing below, each consent to the increase in the Wet Mortgage Loan Sublimit and the increase in First Union's Commitment as well as the overall Commitment.

            4. The Borrower has taken all corporate action necessary to authorize the execution, delivery and performance of this Amendment. This Amendment is, or when executed by the Borrower and the Guarantor delivered to the Agent together with the Note will be, a valid and legally binding obligation of the Borrower in accordance with its terms. The Borrower hereby ratifies and reaffirms the representations and warranties set forth in Article V of the Agreement as being true and correct as of the date hereof.

            5. This temporary increase in First Union's Commitment shall cease to be effective if the Borrower does not deliver Borrower prepared financial statements as of November 30, 1999 and December 31, 1999 to the Agent on or before February 4, 2000.

            6. Except as amended hereby, all of the terms and conditions of the Agreement and the obligations of the Borrower under the Notes are ratified and confirmed, and the Agreement shall continue in full force and effect in accordance with its terms.

            7. This Amendment may be executed in counterparts, all of which counterparts, when taken together, will constitute the entire agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                       AMERICAN HOME MORTGAGE CORP.

                                       By  /s/ Michel Strauss
                                           -------------------------------------
                                       Its President
                                           -------------------------------------

                                       FIRST UNION NATIONAL BANK,
                                          as a Bank, and as Agent

                                       By  /s/
                                           -------------------------------------
                                       Its Vice President
                                           -------------------------------------

                                       COMERICA BANK

                                       By  /s/ Robert W. Marr
                                           -------------------------------------
                                       Its Account Officer
                                           -------------------------------------

                                       NATIONAL CITY BANK OF KENTUCKY

                                       By  /s/ Mary Jo Reiss
                                           -------------------------------------
                                       Its Asst. Vice President
                                           -------------------------------------

                              Consent of Guarantor

            Michel Strauss, Guarantor under that certain Guaranty Agreement dated as of December 6, 1999, hereby consents to the foregoing increase in the Wet Mortgage Loan Sublimit and expressly acknowledges the increase of the Commitment and ratifies the continued existence of the Guaranty.

                                       /s/ Michel Strauss
                                       -----------------------------------------
                                       Michel Strauss

                               AMENDMENT NO. 4 TO

                    AMENDED AND RESTATED MORTGAGE WAREHOUSING
                           LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT NO. 4 ("Amendment"), dated as of February 29, 2000, is by and among AMERICAN HOME MORTGAGE (the "Borrower"), MARINA MORTGAGE COMPANY, INC. ("Marina") and FIRST UNION NATIONAL BANK (as a Bank and as Agent), NATIONAL CITY BANK OF KENTUCKY and COMERICA BANK (collectively, the "Banks").

                                   BACKGROUND
                                   ----------

            A. The Borrower and the Banks are parties to that certain Amended and Restated Mortgage Warehousing Loan and Security Agreement dated as of December 6, 1999 (as amended from time to time, the "Agreement").

            B. The Borrower has requested that the Banks add Marina as a "Borrower" under the terms of the Agreement.

            C. The Borrower and the Banks desire to amend the Agreement as set forth herein and add Marina as a Borrower and, Marina hereby joins in the Agreement as a Borrower for all purposes.

            D. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

            NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the parties hereto agree as follows:

            1. From and after the date hereof, Marina hereby: (a) shall be, become and is a Borrower under, in accordance with and subject to the terms and conditions of the Agreement; (b) joins in and agrees to be bound by and to perform in accordance with the terms of the Agreement; (c) confirms that Marina and the Borrower are jointly and severally liable to Banks for all the Liabilities; (d) hereby pledges, transfers, assigns and delivers and grants to Banks a first lien on and security interest in and to the Collateral; and (e) confirms the truth and accuracy of the representations and warranties in the Agreement as of the date hereof.

            2. Each and every reference to the term "Borrower" in the Agreement shall be deemed to include Marina from and after the effective date of this Amendment.

            3. The effectiveness of this Amendment is conditioned upon the Banks' receipt of the following:

            a. This Amendment No. 4 duly executed by Marina and Borrower;

            b. A Note payable to each of the Banks in the form attached hereto as Exhibit "A" duly executed by Marina and Borrower;

            c. A certificate of the Secretary or Assistant Secretary of Marina, dated the date hereof, attesting to the certificate of incorporation, by-laws or operating agreement of Marina and all amendments thereto, and to all corporate actions taken by Marina, including, without limitation, resolutions of its board of directors, authorizing the execution, delivery and performance of the Loan Documents, and each other document to be delivered by Marina pursuant to the Loan Documents;

            d. A certificate of the Secretary or Assistant Secretary of Marina, dated the date hereof, certifying the names and true signatures of the officers of Marina authorized to sign the Loan Documents, and the other documents to be delivered by Marina under the Loan Documents including, without limitation, each loan request;

            e. A certificate, dated reasonably near the date hereof, from the Secretary of State (or other appropriate official) of Marina's state of incorporation or formation certifying as to the due incorporation and good standing of Marina and certificates, dated within one month of the date hereof, from the Secretary of State (or other appropriate official) of each other jurisdiction where Marina is required to be qualified to conduct business or where such qualification is necessary to enforce any Mortgage Loan, certifying that Marina is duly qualified to do such business and is in good standing in such state;

            f. (1) To the extent requested by the Agent, duly executed financing statements (UCC-1) to be filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Agent, desirable to perfect the Liens created by this Agreement, duly executed copies of the termination statements (UCC-3) to be filed under the Uniform Commercial Code of all jurisdictions necessary, or in the opinion of the Agent, desirable to terminate any Liens in favor of any party other than the Agent; and (2) Uniform Commercial Code searches identifying all of the financing statements on file with respect to the Borrower;

            g. Asset, lien, Uniform Commercial Code, and judicial searches dated as of a date reasonably near the date hereof;

            h. The Agent shall have received a certificate signed by the Presidents of Borrower and Marina dated the date hereof stating that:

                  (i) The representations and warranties contained in this Agreement and in each of the other Loan Documents are correct on and as of the Closing Date as though made on and as of such date; and

                  (ii) No Default or Event of Default has occurred and is continuing;

            i. Copies of Marina's articles of incorporation and corporate by-laws;

            j. Agreement and Plan of Merger dated as of December 29, 1999; and

            k. Such other approvals, opinions or documents as the Agent may reasonably request;

            4. The Borrower and Marina have taken all corporate action necessary to authorize the execution, delivery and performance of this Amendment. This is, or when executed by the Borrower, Marina and the Guarantor delivered to the Agent together with the Notes will be, a valid and legally binding obligation of the Borrower in accordance with its terms. Borrower and Marina each hereby ratifies and reaffirms the representations and warranties set forth in Article V of the Agreement as being true and correct as of the date hereof.

            5. Except as amended hereby, all of the terms and conditions of the Agreement and the obligations of the Borrower under the Notes are ratified and confirmed, and the Agreement shall continue in full force and effect in accordance with its terms.

            6. This Amendment may be executed in counterparts, all of which counterparts, when taken together, will constitute the entire agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                       AMERICAN HOME MORTGAGE CORP.

                                       By /s/ Michael Strauss
                                          -------------------
                                          Michael Strauss

                                       Its President


                                       MARINA MORTGAGE COMPANY, INC.

                                       By /s/ Michael Strauss
                                          -------------------
                                          Michael Strauss

                                       Its Chairman


                                       FIRST UNION NATIONAL BANK,
                                          as a Bank, and as Agent

                                       By /s/___________________

                                       Its Vice President


                                       COMERICA BANK

                                       By /s/ Robert W. Marr
                                          -------------------
                                          Robert W. Marr

                                       Its Account Officer

                                       NATIONAL CITY BANK OF KENTUCKY

                                       By /s/ Mary Jo Reiss
                                          -----------------
                                          Mary Jo Reiss

                                       Its Asst. Vice President




                              Consent of Guarantor

            Michel Strauss, Guarantor under that certain Guaranty Agreement dated as of December 6, 1999, hereby consents to the addition of Marina Mortgage Company, Inc. and ratifies the continued existence of the Guaranty.


                                       /s/ Michael Strauss
                                       ----------------------
                                       Michael Strauss

                               AMENDMENT NO. 5 TO
                  AMENDED AND RESTATED MORTGAGE WAREHOUSING
                           LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT ("Amendment"), dated as of March 17, 2000, is by and among AMERICAN HOME MORTGAGE (the "Borrower") and FIRST UNION NATIONAL BANK (as a Bank and as Agent), NATIONAL CITY BANK OF KENTUCKY and COMERICA BANK (collectively, the "Banks").

                                   BACKGROUND

            A. The Borrower and the Banks are parties to that certain Amended and Restated Mortgage Warehousing Loan and Security Agreement dated as of December 6, 1999 (as amended from time to time, the "Agreement").

            B. On January 31, 2000, the Borrower requested that First Union temporarily increase the Wet Mortgage Loan Sublimit, and First Union's Commitment by $15,000,000.00. First Union agreed to this request. However, this temporary increase is expiring and the Borrower requests that it be extended.

            C. The Borrower and the Banks desire to amend the Agreement as set forth herein.

            D. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

            NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the panics hereto agree as follows:

            1. The definition of Wet Mortgage Loan Sublimit is hereby amended, effective upon the execution hereof by all parties hereto and until the earliest to occur of (a) an Event of Default, (b) the termination of the Commitments in full, (c) the closing a permanent increase in the total Commitment or (d) April 30, 2000 as follows:

                  "Wet Mortgage Loan Sublimit" means fifty percent (50%) of the
            Commitment; however, the Wet Mortgage Loan Sublimit shall increase to sixty-five percent (65%) of the Commitment for the first five (5) Business Days and the last five (5) Business Days of each month but may not exceed fifty percent (50%) of the Commitment for more than ten (10) Business Days each month.

            2. Effective upon execution hereof by all parties hereto and until the earliest to occur of (a) an Event of Default, (b) the termination of the Commitments in full or (c) April 30, 2000, First Union's Commitment shall remain increased from $35,000,000 to $50,000,000 and the total Commitment shall be increased from $60,000,000 to $75,000,000.

            3. National City and Comerica, by signing below, each consent to the increase in the Wet Mortgage Loan Sublimit and the increase in First Union's Commitment as well as the overall Commitment.

            4. The Borrower has taken all corporate action necessary to authorize the execution, delivery and performance of this Amendment. This Amendment is, or when executed by the Borrower and the Guarantor delivered to the Agent together with the Note will be, a valid and legally binding obligation of the Borrower in accordance with its terms. The Borrower hereby ratifies and reaffirms the representations and warranties set forth in Article V of the Agreement as being true and correct as of the date hereof.

            5. Except as amended hereby, all of the terms and conditions of the Agreement and the obligations of the Borrower under the Notes are ratified and confirmed, and the Agreement shall continue in full force and effect in accordance with its terms.

            6. This Amendment may be executed in counterparts, all of which counterparts, when taken together, will constitute the entire agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                         AMERICAN HOME MORTGAGE CORP.

                                         By   /s/ Michael Strauss
                                              ----------------------------------
                                         Its  President
                                              ----------------------------------


                                         FIRST UNION NATIONAL BANK,
                                               as a Bank, and as Agent

                                         By   /s/ Mark Medenhall
                                             -----------------------------------
                                         Its  Vice President


                                         COMERICA BANK

                                         By   /s/ Robert W. Marr
                                              ----------------------------------
                                         Its  Account Officer
                                              ----------------------------------

                                         NATIONAL CITY BANK OF KENTUCKY

                                         By   /s/ Mary Jo Reiss
                                              ----------------------------------
                                         Its  Assistant Vice President
                                              ----------------------------------


                              Consent of Guarantor

            Michael Strauss, Guarantor under that certain Guaranty Agreement dated as of December 6, 1999, hereby consents to the foregoing extension of the increase in the Wet Mortgage Loan Sublimit and expressly acknowledges the increase of the Commitment and ratifies the continued existence of the Guaranty.

                                                /s/ Michael Strauss
                                             -----------------------------------
                                                    Michael Strauss



                                      -3-